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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MILESTONE PHARMACEUTICALS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May 5, 2020

Dear Fellow Shareholders:

        On behalf of the Board of Directors of Milestone Pharmaceuticals Inc. (the "Company" or "Milestone"), I want to take this opportunity to invite you to attend our 2020 Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held at 11:00 a.m., Eastern Time, on Friday, June 5, 2020. During the Meeting, shareholders will vote on the proposals set forth in the Notice of Annual Meeting and the accompanying management proxy circular and proxy statement (the "Proxy Statement"), as well as receive a report on the progress of the Company. To mitigate risks to health and safety of our shareholders, employees, communities and other stakeholders related to the coronavirus disease 2019, also known as COVID-19, and in order to comply with federal, state and municipal restrictions that are or may be imposed in connection with COVID-19 mitigation efforts, the Meeting will take place via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. You will not be able to attend the Meeting in person.

        On May 5, 2020, we will begin mailing our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, to all shareholders of record as of April 7, 2020, and post our proxy materials on the website referenced herein (www.envisionreports.com/milestone2020).

        Your vote at the Meeting is important. Whether or not you plan to attend the Meeting, we hope you will vote as soon as possible. You will find voting instructions in the Proxy Statement and on the enclosed Proxy Form. You may vote prior to the Meeting, via the Internet, by telephone or by mail, or at the Meeting via the online virtual meeting platform or by proxy by marking, dating, signing and mailing the enclosed Proxy Form in the envelope provided.

        We appreciate your continued ownership of Milestone shares and your support.

Sincerely,
/s/ JOSEPH OLIVETO Joseph Oliveto President and Chief Executive Officer

MILESTONE PHARMACEUTICALS INC.
1111 Dr. Frederik-Philips Boulevard, Suite 420,
Montréal, Québec, Canada H4M 2X6

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 5, 2020

To the Shareholders of
Milestone Pharmaceuticals Inc.:

        NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders (the "Annual Meeting" or the "Meeting") of Milestone Pharmaceuticals Inc., a corporation existing under the laws of the province of Québec (the "Company" or "our"), will be held on Friday, June 5, 2020, at 11:00 a.m., Eastern Time. To mitigate risks to health and safety of our shareholders, employees, communities and other stakeholders related to the coronavirus disease 2019, also known as COVID-19, and in order to comply with federal, state and municipal restrictions that are or may be imposed in connection with the COVID-19 mitigation efforts, the Meeting will take place via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. The Meeting can be accessed by visiting https://web.lumiagm.com/262770490, using the password milestone2020. You will not be able to attend the Meeting in person.

        The purpose of the Annual Meeting will be the following:

          1.     To receive the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2019 and the auditor's report thereon, a copy of which is enclosed with this Notice of Annual Meeting;

          2.     To elect the six nominees named in the accompanying proxy circular and proxy statement as directors of the Company (each a "Director" and collectively, the "Directors") to serve until the close of the 2021 Annual Meeting of Shareholders or until their successors are duly elected or appointed, or until such Director's earlier resignation or removal;

          4.     To appoint PricewaterhouseCoopers LLP as independent registered public accountants (the "auditor") for the Company to hold office until the close of the 2021 Annual Meeting of Shareholders and to authorize the Company's Board of Directors to fix the auditor's remuneration; and

          5.     To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The record date for the Meeting is April 7, 2020. Only record shareholders at the close of business on April 7, 2020 will be entitled to notice of and to vote during the Annual Meeting via the virtual meeting platform or by proxy.

        On May 5, 2020, we will begin mailing our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, to all shareholders of record as of April 7, 2020, and post our proxy materials on the website referenced herein (www.envisionreports.com/milestone2020). These materials will remain available on the website through the conclusion of the Annual Meeting. The management proxy circular and proxy statement (the "Proxy Statement") that accompanies this Notice of Annual Meeting of Shareholders contains additional information regarding the proposals to be considered at the Annual Meeting, and shareholders are encouraged to read it in its entirety.

        Shareholders are invited to attend the Annual Meeting via our virtual meeting platform and are urged to vote on the matters before the Meeting by proxy (whether by mail, phone or the Internet). Record shareholders who are unable to attend the Annual Meeting via our virtual meeting platform are requested to vote via the Internet prior to the Annual Meeting, by going to www.investorvote.com and following the instructions on the website, or vote by calling toll free 1-866-732-8683 on a touch tone telephone and following the instructions provided by "Vote Voice." You will need to refer to the enclosed form of proxy (the "Proxy Form") included herein and to your 15-digit control number provided on the Proxy Form. Alternatively, you may vote by mail by completing, dating and signing the enclosed Proxy Form and sending it in the enclosed return envelope to Computershare, 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1.

        Non-record shareholders who receive these materials through their broker or other intermediary should follow the instructions provided by their broker or intermediary.

        For your vote to be effective, your voting instructions must be received by Computershare Investor Services Inc. ("Computershare") not later than 5:00 p.m. (Eastern Time) on Wednesday, June 3, 2020, or, in the case of any adjournment of the Annual Meeting, not less than 48 hours, excluding Saturdays, Sundays and applicable holidays, prior to the time of the rescheduled meeting. The Company's Board of Directors may, at its discretion, accept late proxies or waive the time limit for deposit of proxies, but is under no obligation to accept or reject any late proxy. If you have voted by proxy using the Proxy Form, via fax or the Internet prior to the Annual Meeting or by telephone, any subsequent vote by proxy through any of these methods will cancel any other proxy you may have previously submitted in connection with the Annual Meeting, and only the latest dated proxy received prior to the deadline will be counted.

By Order of the Board of Directors,
/s/ AMIT HASIJA Amit Hasija Chief Financial Officer and Executive Vice President of Corporate Development

Dated: May 5, 2020

i

MILESTONE PHARMACEUTICALS INC.
1111 Dr. Frederik-Philips Boulevard, Suite 420
Montréal, Québec, Canada H4M 2X6

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT
May 5, 2020

2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 5, 2020

        This Management Proxy Circular and Proxy Statement ("Proxy Statement") contains information about the 2020 Annual Meeting of Shareholders of Milestone Pharmaceuticals Inc., a corporation existing under the laws of the province of Québec (the "Company" or "Milestone"). The meeting will be held on Friday, June 5, 2020, at 11:00 a.m., Eastern Time, (such meeting, and any adjournments or postponements thereof the "Annual Meeting" or the "Meeting"), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. To mitigate risks to health and safety of our shareholders, employees, communities and other stakeholders related to the coronavirus disease 2019, also known as COVID-19, and in order to comply with federal, state and municipal restrictions that are or may be imposed in connection with COVID-19 mitigation efforts, the Meeting will take place via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. The Meeting can be accessed by visiting https://web.lumiagm.com/262770490, using the password milestone2020. You will not be able to attend the Meeting in person.

        In this document, the words "Milestone," "we," "our," "ours" and "us" refer only to Milestone Pharmaceuticals Inc. and not to any other person or entity. References to "US$" or "$" are to United States dollars. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement are as of April 7, 2020.

        We are providing you with this Proxy Statement and related materials in connection with the solicitation of proxies by our management. See "Proxy Solicitation" below for additional information.

        On May 5, 2020, we will begin mailing our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, to all shareholders of record as of April 7, 2020, and post our proxy materials on the website referenced herein (www.envisionreports.com/milestone2020). All properly executed written proxies, and all properly completed proxies submitted by mail, facsimile or telephone or via the Internet, which are delivered pursuant to, and which appoint Joseph Oliveto and Amit Hasija as proxyholders in accordance with, this solicitation will be voted at the Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2020

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the "Annual Report") is available on the Internet at our website at www.milestonepharma.com, through the System for Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com or through the U.S. Securities and Exchange Commission's electronic data system called EDGAR at www.sec.gov.

        This Proxy Statement and the Annual Report are available to record shareholders at: www.envisionreports.com/milestone2020.

        This Proxy Statement contains information regarding, among other things:

  •
  the date, time and location of the Meeting;

  •
  a list of the proposals being submitted to shareholders for approval; and

  •
  information concerning voting, either before the Meeting, during the Meeting, or by proxy.

        Whether or not you plan to attend the Annual Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Annual Meeting via our online meeting platform and vote your common shares during the Annual Meeting if you wish. Please note, however, that if your common shares are held of record by a broker or other nominee and you wish to vote during the Meeting, you must follow the instructions provided to you by your broker or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement.

QUESTIONS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

        We have sent you these proxy materials because the board of directors (the "Board") of Milestone Pharmaceuticals Inc., sometimes referred to as the "Company" or "Milestone", is soliciting your proxy to vote at the 2020 Annual Meeting of Shareholders, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting via our virtual meeting platform to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy Form, or follow the instructions below to submit your proxy over the telephone or through the Internet prior to the Meeting.

        We intend to mail these proxy materials on or about May 5, 2020 to all shareholders of record entitled to vote at the Annual Meeting. The proxy materials are also available to record shareholders at www.envisionreports.com/milestone2020.

How do I attend the Annual Meeting?

        The meeting will be held on Friday, June 5, 2020 at 11:00 a.m. Eastern Time. Shareholders can attend the Meeting via our virtual meeting platform through which you can listen to the Meeting, submit questions and vote online. To mitigate risks to health and safety of our shareholders, employees, communities and other stakeholders related to COVID-19, and in order to comply with federal, state and municipal restrictions that are or may be imposed in connection with the COVID-19 mitigation efforts, the Meeting will take place via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. The Meeting can be accessed by visiting https://web.lumiagm.com/262770490, using the password milestone2020. Information on how to vote during the Annual Meeting is discussed below. You will not be able to attend the Meeting in person.

What decisions will the shareholders be making at the Meeting?

        You will be asked to vote on each of the following proposals:

  •
  the election of six directors ("Directors") to serve until the close of the 2021 Annual Meeting of Shareholders or until their successors are duly elected or appointed, or until such Directors' earlier resignation or removal ("Proposal No. 1"); and

  •
  the appointment of PricewaterhouseCoopers LLP ("PwC") as the auditor for the Company to hold office until the close of the 2021 Annual Meeting of Shareholders and the authorization of the Board to fix the auditor's remuneration ("Proposal No. 2").

        The Board recommends that you vote FOR: (i) the election of the six Director nominees proposed by the Board in this Proxy Statement; and (ii) the appointment of PwC as our auditor until the close of the 2021 Annual Meeting of Shareholders and the authorization of the Board to fix the auditor's remuneration.

        In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.

How many votes are needed to approve each proposal?

        A simple majority of votes cast at the Meeting, whether via the online virtual meeting platform or by proxy, in favor of either of Proposal No. 1 and Proposal No. 2 will constitute approval of any such proposal submitted to a vote.

What impact does a Withhold vote have?

  •
  Proposal No. 1:  With respect to each nominee, you may either vote "For" the election of such nominee or "Withhold" your vote with respect to the election of such nominee. If you vote "For" the election of a nominee, your common shares will be voted accordingly. If you select "Withhold" with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee.

  •
  Proposal No. 2:  With respect to the appointment of the proposed auditor, you may either vote "For" such appointment or "Withhold" your vote with respect to such appointment. If you vote "For" the appointment of the proposed auditor, your common shares will be voted accordingly. If you select "Withhold" with respect to the appointment of the proposed auditor, your vote will not be counted as a vote cast for the purposes of appointing the proposed auditor.

What is the effect if I do not cast my vote?

        If a record shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Annual Meeting. If a non-record shareholder does not instruct its intermediary on how to vote on any of the items of business at the Annual Meeting and the intermediary does not have discretionary authority to vote the non-record shareholder's common shares on the matter, or elects not to vote in the absence of instructions from the non-record shareholder, no votes will be cast on behalf of such non-record shareholder with respect to such item (a "broker non-vote"). If you are a non-record shareholder (a "beneficial owner"), whose common shares are held of record by a broker authorized to trade on the New York Stock Exchange ("NYSE"), NYSE rules permit your broker to exercise discretionary voting authority to vote your common shares on the appointment of PwC as our independent registered public accountants (the "auditor"), even if the broker does not receive voting instructions from you. However, NYSE rules do not permit your broker to exercise discretionary authority to vote on the election of Directors without instructions from you, in which case a broker non-vote will occur, and your vote will not be counted as a vote cast on these matters. If you have further questions on this issue, please contact your intermediary bank or broker or Milestone Investor Relations at ir@milestonepharma.com.

What constitutes a quorum for the Annual Meeting?

        A minimum of two persons who either are, or represent by proxy, shareholders holding, in the aggregate, at least 25% of the outstanding common shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and broker non-votes will be counted for purposes of determining the presence of a quorum.

Can I ask questions at the Annual Meeting?

        Only shareholders of record as of the record date for the Annual Meeting and their proxy holders may submit questions or comments at the Annual Meeting. If you would like to submit a question, you may do so by joining the virtual Annual Meeting at https://web.lumiagm.com/262770490 and typing your question in the box in the Annual Meeting portal.

        To help ensure that we have a productive and efficient meeting, and in fairness to all shareholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. In accordance with the rules of conduct, we ask that you limit your remarks to a brief question or comment that is relevant to the Annual Meeting or our business and that remarks are respectful of your fellow shareholders and meeting participants. Questions may be grouped by topic by our management with a representative question read aloud and answered. In addition, questions may be ruled as out of order if they are, among other things, irrelevant to our business, disorderly, repetitious of statements already made, or in furtherance of the speaker's own personal, political or business interests. Questions will be addressed in the question and answer portion of the Annual Meeting.

What if I need technical assistance accessing or participating in the virtual Annual Meeting?

        If you encounter any difficulties accessing the virtual meeting platform during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting platform log in page.

Who is entitled to vote?

        Each shareholder is entitled to one vote for each common share registered in his or her name as of the close of business on April 7, 2020, the record date for the purpose of determining holders of common shares entitled to receive notice of and to vote during the Meeting.

        As of April 7, 2020, 24,559,470 common shares were issued and outstanding and entitled to be voted during the Meeting. See the section entitled "Authorized Share Capital" in the Certificat de refonte (which, in English, means "Certificate of consolidation") filed by the Company on May 14, 2019 on SEDAR at www.sedar.com for details regarding the terms of the Company's class of common shares and class of preferred shares.

How do I vote?

        The voting process is different depending on whether you are a record or non-record shareholder:

  •
  You are a record shareholder if your name appears in our share register.

  •
  You are a non-record shareholder if your common shares are held on your behalf by a bank, trust company, securities broker, trustee or other intermediary. This means the common shares are registered in your intermediary's name, and you are the beneficial owner. Most shareholders are non-record shareholders.

  Non-record shareholders

        If you are a non-record shareholder, your intermediary will send you a voting instruction form with this Proxy Statement. This form will instruct the intermediary how to vote your common shares at the Meeting on your behalf. You should carefully follow the instructions provided by the intermediary (including with respect to applicable timelines for providing voting instructions, which may be different from those described in this Proxy Statement) and contact the intermediary promptly if you need help. The Company will pay for intermediaries to forward proxy materials to beneficial owners, including objecting beneficial owners. Please mark your voting instructions on the voting instruction form provided by the intermediary, sign it, and return it as instructed by your intermediary. Your intermediary may have also provided you with the option of voting by telephone or fax or via the Internet prior to the Meeting. Your intermediary must receive your voting instructions in sufficient time for your intermediary to act on them prior to the deadline for the deposit of proxies of 5:00 p.m. (Eastern Time) on Wednesday, June 3, 2020, or, in the case of any adjournment of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled Meeting.

        If you are a non-record shareholder outside of the United States and wish to vote at the Meeting, you must insert your own name in the space provided on the voting instruction form sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary, and register yourself as the proxyholder, as described below under "How do I appoint a third party proxyholder?" By doing so, you are instructing your intermediary to appoint you as its proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary.

        If you are a non-record shareholder within the United States and wish to attend and vote at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Meeting and vote. To register, you must submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare either by mail at Computershare Investor Services Inc., 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1 or by email at uslegalproxy@computershare.com. Requests for registration must be labeled as "Legal Proxy" and be received no later than June 3, 2020 by 5:00 p.m. (Eastern Daylight Time). You will receive a confirmation of your registration by email after Computershare receives your registration materials. You may attend the Meeting and vote your shares at https://web.lumiagm.com/262770490 during the Meeting. Please note that you are required to register your appointment at http://www.computershare.com/UMPQ.

        Non-record shareholders who have not been appointed legal proxies by their broker, bank or other intermediary may nevertheless attend the Meeting by clicking "I am a guest" and completing the online form. However, they will not be permitted to vote or ask questions during the Meeting.

  Record shareholders

        If you are a record shareholder, a Proxy Form is enclosed with this Proxy Statement to enable you to vote, or to appoint a proxyholder to vote on your behalf, during the Meeting.

        Whether or not you plan to attend the Meeting via our virtual meeting platform, you may vote your common shares by proxy by any one of the following methods:

        By mail:    Mark, sign and date your Proxy Form and return it using the enclosed return envelope to Computershare, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1. Computershare must receive your Proxy Form not later than 5:00 p.m. (Eastern Time) on Wednesday, June 3, 2020 in order for your vote to be counted. If the Meeting is adjourned or postponed, Computershare must receive your Proxy Form at least 48 hours, excluding Saturdays, Sundays and applicable holidays, before the rescheduled Meeting.

        By telephone:    Call toll free 1-866-732-8683. You will be prompted to provide your 15-digit control number printed on the Proxy Form. The telephone voting service is available until 5:00 p.m. (Eastern Time) on Wednesday, June 3, 2020. You may not appoint a person as proxyholder other than the Board nominated proxies named in the Proxy Form when voting by telephone.

        Via the Internet prior to the Meeting:    Go to www.investorvote.com and follow the instructions on the website prior to 5:00 p.m. (Eastern Time) on Wednesday, June 3, 2020. You may not appoint a person as proxyholder other than the Board nominated proxies named in the Proxy Form when voting via the Internet prior to the Meeting.

        We provide Internet proxy voting to allow you to vote your common shares via the Internet by proxy prior to the Annual Meeting, and through the Internet via our virtual meeting platform during the Annual Meeting, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions or your vote. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

        If you receive more than one set of proxy materials or if your common shares are registered in more than one name or are registered in different accounts, please follow the voting instructions on the Proxy Form in each set of proxy materials to ensure that all of your common shares are voted.

How do I appoint a proxyholder?

        Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the Proxy Form. Just write in the name of the person you would like to appoint in the blank space provided in the Proxy Form. Please ensure that the person you have appointed will be attending the Meeting via the virtual meeting platform and is aware that he or she will be voting your common shares. Neither you nor your proxyholder will be able to attend the Meeting in person. Please note that the option to appoint your own proxyholder is not available if you vote by telephone or via the Internet prior to the Meeting.

        Shareholders who wish to appoint a third party proxyholder to attend and participate at the Meeting as their proxyholder and vote their shares must submit their Proxy Form or voting instruction form, as applicable, appointing that person as proxyholder and register that proxyholder online, as described below. Registering your proxyholder is an additional step to be completed after you have submitted your Proxy Form or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a four character code that is required to vote at the Meeting and only being able to attend the virtual Meeting as a guest.

  •
  Step 1: Submit your form of proxy or voting instruction form:  To appoint a third party proxyholder, insert that person's name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed before registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form.

  •
  Step 2: Register your proxyholder:  To register a third party proxyholder, shareholders must visit http://www.computershare.com/UMPQ by no later than 5:00 p.m. Eastern Time on the second business day prior to the Meeting or any adjournment thereof and provide Computershare with the required proxyholder contact information so that Computershare may provide the proxyholder with a four character code via email. Without a code, proxyholders will not be able to vote at the Meeting but will be able to participate as a guest.

        If you sign the Proxy Form without naming your own proxyholder, or, if you vote via the Internet prior to the Meeting or by telephone, you appoint Joseph Oliveto and Amit Hasija as your proxyholders, either of whom will be authorized to vote and otherwise act for you during the Meeting, including any continuation after adjournment of the Meeting.

How will my common shares be voted if I give my proxy?

        On the Proxy Form, you can indicate how you want your proxyholder to vote your common shares, or you can let your proxyholder decide for you by signing and returning the Proxy Form without indicating a voting preference in one or more proposals. If you have specified on the Proxy Form how you want to vote on a particular proposal (by marking, as applicable, FOR or WITHHOLD), then your proxyholder must vote your common shares accordingly, including on any ballot that may be called for.

        If you have not specified how to vote on a particular proposal, then your proxyholder can vote your common shares as he sees fit. Unless you specify voting instructions, Joseph Oliveto and Amit Hasija, as your proxyholders, will vote your common shares as follows:

  •
  FOR the election of the six Director nominees proposed by the Board in this Proxy Statement to serve until the close of the 2021 Annual Meeting of Shareholders or until their successors are duly elected or appointed, or until such Director's earlier resignation or removal;

  •
  FOR the appointment of PwC as the auditor for the Company to hold office until the close of the 2021 Annual Meeting of Shareholders and the authorization of the Board to fix the auditor's remuneration.

If I change my mind, can I revoke my proxy once I have given it?

        If you are a non-record shareholder, you can revoke your prior voting instructions by providing new instructions on a voting instruction form with a later date. Otherwise, contact your intermediary if you want to change your voting instructions or if you change your mind and want to vote during the Meeting on the virtual platform. Any new voting instructions given to intermediaries in connection with the revocation must be received in sufficient time to allow intermediaries to act on such instructions prior to the deadline for the deposit of proxies of 5:00 p.m. (Eastern Time) on Wednesday, June 3, 2020, or at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the time of the Meeting if it is rescheduled. If you choose to provide voting instructions multiple times, only the latest one which is not revoked and is received prior to such deadline will be counted.

        If you are a record shareholder, you may revoke any proxy that you have given until 5:00 p.m. (Eastern Time) on Wednesday, June 3, 2020 by voting again by telephone or via the Internet as instructed above, by signing and dating a new Proxy Form and submitting it as instructed above, by giving written notice of such revocation to the Corporate Secretary of the Company at our address, by revoking it during the Annual Meeting or by voting by ballot via our virtual meeting platform during the Annual Meeting. If you choose to submit a proxy multiple times prior to the Meeting whether by telephone, via the Internet or by mail, or a combination thereof, only your latest vote, which is not revoked and is received prior to 5:00 p.m. (Eastern Time) on Wednesday, June 3, 2020 (or 48 hours, excluding Saturdays, Sundays and applicable holidays, before the Meeting if it is rescheduled) will be counted. A record shareholder participating in a vote by ballot via our virtual meeting platform during the Meeting will automatically be deemed to revoke any proxy previously given by that shareholder regarding business considered by that vote. However, mere attendance at the Annual Meeting via our virtual meeting platform by a record shareholder who has voted by proxy does not revoke such proxy.

What if amendments are made to these proposals or if other matters are brought before the Meeting?

        The Proxy Form also gives discretionary authority to proxyholders to vote as the proxyholders see fit with respect to amendments or variations to proposals identified in the Notice of Meeting or other matters that may come before the Meeting whether or not the amendment, variation or other matter that comes before the Meeting is or is not routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested.

        As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the common shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced during the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Who is soliciting my proxy?

        Management of the Company is soliciting your proxy for use during the Meeting. All associated costs of solicitation will be borne by the Company. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by advertisement, by telephone, Internet, telegraph, courier service, telecopies or other electronic means by Directors, officers or employees of the Company without special compensation. The Company will bear the entire cost of solicitation, including the preparation, assembly, Internet hosting, maintaining a dedicated call line, and printing and mailing the Proxy Statement and form of Proxy Form. The Company will pay those entities holding common shares in the names of their beneficial owners, such as brokers, nominees, fiduciaries and other custodians, for their reasonable fees and expenses in forwarding solicitation materials to their beneficial owners and for obtaining their instructions. We anticipate that this Proxy Statement and the accompanying Proxy Form will be distributed to shareholders on or about May 5, 2020.

When are shareholder proposals and director nominations due for next year's annual meeting?

  Shareholder Proposals

        To be considered for inclusion in next year's proxy materials, a shareholder proposal must be submitted in writing on or before (i) January 5, 2021 for proposals submitted pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) February 4, 2021 for proposals submitted pursuant to Chapter VII, Division 1 of the Business Corporations Act (Québec) (the "QBCA"), and provided such shareholder proposal satisfies all the other requirements for shareholder proposals under Rule 14a-8 or the QBCA, as applicable. Any such proposals should be submitted to: Company Secretary; 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec, Canada H4M 2X6. If you wish to bring a matter before the shareholders at next year's annual meeting by a shareholder proposal and you do not submit a valid shareholder proposal to the Company before February 4, 2021, then (i) the Company will not be required to include such proposal in the proxy materials for the 2021 Annual Meeting and (ii) for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter.

  Director Nominations

        Nominations for director (made other than pursuant to a shareholder proposal) for inclusion in next year's proxy materials must satisfy the criteria and procedures prescribed under the QBCA and in the Company's bylaws 2019-1 adopted by the Board on April 10, 2019 and ratified by the shareholders on April 29, 2019 (the "Bylaws"). For additional information regarding the deadlines and procedures for submitting such nominations for the 2021 Annual Meeting of Shareholders, please see the discussion on page 52 under "Shareholder Proposals and Director Nominations for the 2021 Annual Meeting of Shareholders" as well as the Bylaws which were filed on SEDAR at www.sedar.com on May 14, 2019.

How can I contact the independent Directors and/or the Chairperson of the Board?

        You may contact the independent Directors and/or the Chairperson of the Board with the assistance of the Company's Investor Relations Department. Shareholders or other interested persons can call or send a letter, email or fax to:

  Milestone Pharmaceuticals Inc.
  Investor Relations
  1111 Dr. Frederik-Philips Boulevard, Suite 420
  Montréal, Québec, Canada H4M 2X6
  Phone: (514) 336-0444
  Email: ir@milestonepharma.com

Whom should I contact if I have questions concerning the Proxy Statement or the Proxy Form?

        If you have questions concerning the information contained in this Proxy Statement or require assistance in completing the Proxy Form, you may contact Milestone Investor Relations as provided above.

How can I contact the Company's transfer agent?

        You may contact the Company's transfer agent by mail or by telephone (within Canada and the United States):

  Computershare Investor Services Inc.
  Address: 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1
  Email: Service@computershare.com
  Fax: Within Canada and the United States at 1-888-453-0330; from all other countries at 416-263-9394
  Phone (for all security transfer inquiries): Within Canada and the United States at 1-800-564-6253; from all other countries at 514-982-7555
  Website: www.investorcentre.com

PROPOSAL NO. 1
ELECTION OF DIRECTORS
BACKGROUND

        We have six Director nominees standing for election at the Meeting. Pursuant to the Company's Bylaws, Directors are elected annually. Directors elected at the Meeting will hold office until the close of the 2021 Annual Meeting of Shareholders of the Company or until their successors are duly elected or appointed, or until such Director's earlier resignation or removal.

        Each of the six Director nominees has established his or her eligibility and willingness to serve on the Board. Set forth below are the names of the Director nominees together with details about their backgrounds and experience.

        Five of the six Director nominees are independent within the meaning of all applicable securities regulatory and stock exchange requirements in Canada and the U.S. In addition, in accordance with the applicable stock exchange requirements and Board committee charters, all members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent Directors. For more details regarding the independence of director nominees, please see the discussion under the section entitled "Director Independence" on page 12.

        The Board recommends a vote FOR the election of each of the six Director nominees named in this Proxy Statement. Unless otherwise instructed, the designated proxyholders intend to vote FOR the election of the six Director nominees proposed by the Board in this Proxy Statement. If, for any reason, at the time of the Meeting any of these Director nominees are unable or unwilling to serve, unless otherwise specified in the signed Proxy Form, it is intended that the designated proxyholders will vote in their discretion for a substitute nominee or nominees.

 NOMINEES FOR ELECTION TO THE BOARD

        Each of the proposed Director nominees is an incumbent Director. Each Director nominee elected at the 2020 Annual Meeting will hold office until the close of the 2021 Annual Meeting of Shareholders or until his or her successor is duly elected or appointed, or until such Director's earlier resignation or removal. None of the Directors or Director nominees were selected for nomination at this year's Annual Meeting pursuant to any arrangement or understanding. None of the Directors or Director nominees are related by blood, marriage or adoption to one another or to any Named Executive Officer of the Company.

        The following table sets forth the names and ages, as of April 1, 2020, of each of our Director nominees, and the subsequent narrative provides details about each of the Director nominees' background and experience, and summarizes the specific attributes, competencies and characteristics that led to the Nominating and Corporate Governance Committee's and the Board's determination to nominate such individual as a Director for election by the shareholders at the Meeting.

NAME	AGE	POSITION(S)	DIRECTOR SINCE	RESIDENCE
Joseph Oliveto	52	President, Chief Executive Officer and Director	July 2017	North Carolina (USA)
Paul Edick	64	Director and Chairperson of the Board	April 2019	Illinois (USA)
Richard Pasternak	71	Director	November 2019	New York (USA)
Debra K. Liebert	63	Director	June 2015	California (USA)
Michael Tomsicek	54	Director	April 2019	Massachusetts (USA)
Paul Truex	51	Director	February 2012	Florida (USA)

Director Nominees

        Joseph Oliveto has served as our President and Chief Executive Officer since March 2017 and as a member of our Board since July 2017. Prior to becoming our President and Chief Executive Officer, Mr. Oliveto served as a consultant to the company from 2016 to March 2017. Mr. Oliveto served as Chief Executive Officer at Galleon Pharmaceuticals, Inc. from July 2015 to June 2016. From June 2008 to June 2014, Mr. Oliveto was at Chelsea Therapeutics International, Ltd., where he held various roles, including serving as President and Chief Executive Officer and a member of the board of directors from January 2014 to June 2014, overseeing the company's sale to Lundbeck, Inc., following which he served as an Executive Advisor from July 2014 to July 2015. Mr. Oliveto received his B.A. degree in Chemistry and his M.B.A. degree from Rutgers University. We believe that Mr. Oliveto's significant experience in the areas of drug development, commercialization and manufacturing as well as business development, qualifies him to serve on our Board.

        Paul R. Edick has served as a member and Chairperson of our Board since April 2019. Since January 2017, Mr. Edick has served as President, Chief Executive Officer and as a member of the board of directors of Xeris Pharmaceuticals, Inc., a Nasdaq-listed biopharmaceutical company, and as its Chairman since June 2018. Previously, Mr. Edick served as founding partner of 3G Advisors, LLC, a consultancy to the pharmaceutical, healthcare and healthcare investor communities from November 2014 to January 2017. From July 2010 to November 2014, Mr. Edick served as Chief Executive Officer and as a member of the board of directors of Durata Therapeutics, Inc., a Nasdaq-listed pharmaceutical company, prior to its acquisition in November 2014. From 2008 to 2010, Mr. Edick served as Chief Executive Officer of GANIC Pharmaceuticals, Inc., a Warburg Pincus investment search vehicle. From 2002 to 2008, Mr. Edick served in a variety of roles at MedPointe, including as its president of pharmaceutical operations from 2006 to 2008. In addition, Mr. Edick has previously served as a member of the board of directors of Iterum Therapeutics Limited, a Nasdaq-listed pharmaceutical company, Newlink Genetics Corporation, Sucampo Pharmaceuticals, Inc., Neos Therapeutics, Inc., PDL BioPharma, Inc., and Circassia Pharmaceuticals plc. Mr. Edick holds a B.A. in psychology from Hamilton College in Clinton, New York. We believe Mr. Edick's management and industry experience, including his experience serving on public company boards of directors, qualifies him to serve on our Board.

        Debra K. Liebert has served as a member of our Board since June 2015. Ms. Liebert served as a Principal of Domain Associates, LLC, a healthcare venture capital firm with an exclusive focus on life sciences, from 2007 to December 2019, and as a Managing Director from January 2014 to December 2019. Ms. Liebert previously served in various positions at CancerVax Corporation, Atairgin Technologies and Trega Biosciences. Ms. Liebert received her B.S. degree in chemistry from Clarion University, her M.S. degree in pharmacology/toxicology from Duquesne University, and her M.B.A degree from University of California, Los Angeles. We believe that Ms. Liebert's over 35 years of scientific, strategic and management experience in the healthcare industry qualifies her to serve on our Board.

        Richard Pasternak, MD has served as a member of our Board since November 2019. He is currently a Clinical Professor at the Weill Cornell Medical College. In 2019, Dr. Pasternak retired from Cerenis Therapeutics (now ABIONYX Pharma), a French publicly-traded company focused on developing treatments for cardiovascular diseases, where he served since 2011, most recently as Chief Executive Officer and Chair of the Board of Directors. He previously served as Vice President, Head of Cardiovascular Clinical Research, and Head of Global Scientific Affairs and Scientific Leadership, at Merck & Co. from 2004 to 2010. Prior to joining Merck & Co., he was the Director of Preventive Cardiology and Cardiac Rehabilitation at Massachusetts General Hospital, and an Associate Professor of Medicine at Harvard Medical School. Dr. Pasternak also serves on the Boards of Anthos Therapeutics and Magenta Medical Ltd. He previously served on the Boards of Essentialis Therapeutics and Haptocure Ltd., as well as several nonprofit organizations. He was also previously a senior advisor to Bay City Capital and Bridge Medicines. Dr. Pasternak received his BA and MD from Yale University, and completed his medical and cardiology training at Massachusetts General Hospital. We believe Dr. Pasternak's clinical, industry and management experience, including his experience serving on public company boards of directors, qualifies him to serve on our Board.

        Michael Tomsicek has served as a member of our Board since April 2019. Mr. Tomsicek has served as the Chief Financial Officer of CRISPR Therapeutics AG, a Nasdaq-listed gene editing company, since November 2017. Prior to that, Mr. Tomsicek served as Chief Financial Officer of Abiomed, a Nasdaq-listed medical device company, from July 2015 to August 2017. Before that, he was Chief Financial Officer at Cubist Pharmaceuticals, Inc., a Nasdaq-listed biopharmaceutical company. He was at Cubist from August 2010 to January 2015, through the company's sale to Merck, and held a series of roles of increasing responsibility leading finance, investor relations and strategic sourcing. Prior to Cubist, Mike spent nearly eight years at General Electric Healthcare, ultimately as Chief Financial Officer of the global ultrasound business. Mike holds an M.B.A. and a B.S. in Engineering, both from the University of Wisconsin. We believe Mr. Tomsicek's management and industry experience, including his public company management experience, qualifies him to serve on our Board.

        Paul Truex has served as a member of our Board since February 2012. From June 2012 to October 2018, Mr. Truex was the Chairman of our Board. Mr. Truex is a founder and Executive Chairman of LQT Therapeutics, Inc. and has served in that role since July 2019. Mr. Truex previously served as Executive Chairman of Anthera Pharmaceuticals, Inc., a biopharmaceutical company. Mr. Truex was a founder of Anthera where he served as Director and Chief Executive Officer from September 2004 to December 2016. He previously served as the President of Anthera from its inception in September 2004 until January 2016 and as its Chief Executive Officer from September 2004 to December 2016. Prior to founding Anthera, Mr. Truex served as a founder, director, President and Chief Executive Officer of Peninsula Pharmaceuticals, Inc. from the commencement of its operations in October 2001 until December 2005 after which Peninsula was acquired in a series of transactions by Johnson and Johnson and Forest Laboratories. Mr. Truex is currently a director at CymaBay Therapeutics Inc., a Nasdaq-listed company, where he has served since April 2016. From May 2012 to September 2013, he served on the board of directors of Trius Therapeutics Inc. (acquired by Cubist Pharmaceuticals, Inc. in July 2013). Mr. Truex obtained his M.B.A. in marketing and finance from Indiana University and his B.A. in economics from the University of Waterloo. We believe that Mr. Truex's extensive experience at both public and private pharmaceutical companies qualify him to serve on our Board.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

        Our Board currently consists of six members. The Company's articles provide that the number of directors shall be a minimum of three and a maximum of 15 members, which number will be determined from time to time by resolution of the Board in accordance with the Bylaws. Our Board are elected at each annual meeting of our shareholders and serve until their successors are elected or appointed, unless their office is vacated earlier. The term of office for each of the directors will expire at the time of our next annual shareholder's meeting.

Director Independence

        Under the Nasdaq Stock Market LLC ("Nasdaq") Marketplace Rules ("the Nasdaq Listing Rules"), independent directors must comprise a majority of our Board as a public company within one year of listing.

        Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our

Board has determined that all of our directors except Joseph Oliveto do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC, the listing requirements of the Nasdaq Listing Rules, and National Instrument 52-110 "Audit Committees". Our Board has determined that Joseph Oliveto, by virtue of his employment with us, is not independent under applicable rules and regulations of the SEC and the Nasdaq Listing Rules. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director.

Family Relationships and Other Arrangements

        There are no family relationships among our directors and executive officers. Debra K. Liebert was designated as a director to our Board by Domain Partners VIII, L.P., in connection with a shareholders agreement, which terminated in connection with our initial public offering.

Board Leadership Structure

        The Board has an independent chair, Paul Edick, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the chairperson of the Board (the "Board Chair") has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management's performance, increasing management accountability and improving the ability of the Board to monitor whether management's actions are in the best interests of the Company and its shareholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.

        One of the Board's key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss with management and the auditor, as appropriate, the Company's guidelines and policies with respect to financial risk management and financial risk assessment, including the Company's major financial risk exposures and the steps taken by management to monitor and control these exposures. In addition, the Audit Committee considers management risks relating to data privacy, technology and information security, including cyber security, and back-up of information systems and the steps the Company has taken to monitor and control such exposures as well as overseeing the performance of our internal audit function, as applicable. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Nominating and Corporate Governance Committee also oversees and reviews with management the Company's major legal compliance risk exposures and the steps management has taken to monitor or mitigate such exposures, including the Company's procedures and any related policies with respect to risk assessment and risk management. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. In connection with its reviews of the operations and corporate functions of the Company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our company's business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. While the Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees on such matters.

Meetings of Independent Directors

        The Corporate Governance Guidelines provide that at any meeting of the Board, the independent Directors of the Board shall meet in executive session and that an opportunity shall be provided during the meeting for any member of the Board to make such a request. According to the Corporate Governance Guidelines, executive sessions of the Board are meetings of the Board at which members of management and any non-independent Directors are not present. Consequently, the independent Directors currently meet in executive sessions, chaired by our Board Chair, at a majority of our regularly scheduled Board meetings. Since January 1, 2019, our independent Directors held executive sessions at each of the five regularly-scheduled Board meetings.

Meetings of the Board

        The Board met six times during 2019. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member. As required under applicable Nasdaq listing standards, since January 1, 2019, our independent Directors held executive sessions at each of the five regularly-scheduled Board meetings.

        It is our policy to encourage our directors to attend the Annual Meeting. We anticipate that a majority of the members of the Board will attend the Annual Meeting.

Board Mandate

        The Board is responsible for the overall stewardship of the Company and its business, including supervising the management of the Company's business and affairs. The Board discharges this responsibility directly and through delegation of specific responsibilities to committees of the Board and to our officers. Under the Mandate of the Board (the "Board Mandate"), the Board has established committees to assist with its responsibilities. Our current standing Board committees are (i) the Audit Committee, (ii) the Compensation Committee, (iii) the Nominating and Corporate Governance Committee and (iv) the Clinical Affairs Committee.

        Under the Board Mandate, the Board is responsible for, among other things, the following corporate governance-related matters: (i) overseeing the Company's performance and the quality, depth and continuity of management needed to meet the Company's strategic objectives; (ii) developing and approving the Company's approach to and practices regarding corporate governance; (iii) succession planning; (iv) overseeing orientation and education programs for new Directors and ongoing education opportunities for continuing Directors; (v) reviewing, discussing and approving the Company's strategic planning and organizational structure and supervising management to oversee that the strategic planning and organizational structure preserve and enhance the business of the Company and the Company's underlying value; (vi) approving and assessing compliance with all significant policies and procedures by which the Company is operating, including the Company's Code of Business Conduct and Ethics (as described below); (vii) reviewing the Company's principal risks and assessing whether appropriate systems are in place to manage such risks; and (viii) ensuring the integrity and adequacy of the Company's internal controls.

        The Board Mandate is attached to this Proxy Statement as Exhibit A.

Descriptions of Key Positions

        The Board determines the delineation of roles and responsibilities for key management and board committee positions. The general duties of the Chief Executive Officer and of the Board Chair are set forth in the Bylaws, which were filed on SEDAR at www.sedar.com on May 14, 2019. The chairs of each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, respectively, have authority, among other things, to call and preside over committee meetings, to set meeting agendas and to determine materials to be distributed to such committee. The authorities of each respective committee and committee chair are further described in the committee charters, which are available on the Company's website at www.investors.milestonepharma.com (under the tab "Governance" and under the subtab "Governance Documents").

Orientation and Continuing Education

        The Nominating and Corporate Governance Committee oversees the Board's continuing education program, which was developed to assist Directors in maintaining or enhancing their skills and abilities as Directors and updating their knowledge and understanding of the Company and the pharmaceutical industry. New Directors are oriented to the roles of the Board and individual Directors and the business and affairs of the Company through discussions with the incumbent Directors and the Company's management by periodic presentations from senior management on major business, industry and competitive issues. Management and outside advisors provide information and education sessions to the Board and its committees as necessary to keep the Directors up-to-date with, among other things, (i) disclosure and corporate governance requirements and best practices; (ii) the Company, its business and the environment in which it operates, and (iii) developments in the responsibilities of Directors. The Board may invite representatives of various business units to Board meetings to discuss business strategy and market analysis, as well as make on-site visits of the operations of the Company at the various facilities of the Company. Directors may also attend outside conferences and seminars that are relevant to their roles at the Company's expense, with the approval of the Board Chair. In 2019, our Directors participated in outside seminars and conferences on educational topics that included healthcare industry dynamics and issues of general importance to board members.

Code of Business Conduct and Ethics

        We have adopted a written code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions, and agents and representatives. The full text of our code of business conduct and ethics is available on our website at www.investors.milestonepharma.com (under the tab "Governance" and under the subtab "Governance Documents"). The Nominating and Corporate Governance Committee of our Board is responsible for monitoring compliance with our code of business conduct and ethics and any waivers applicable to any director, executive officer or employee. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, and agents and representatives, on our website identified above.

        In addition, under the Civil Code of Québec, to which we are subject as a legal person existing under the QBCA, and under the QBCA, a director must immediately disclose to the board any situation that may place him or her in a conflict of interest. Any such declaration of interest is recorded in the minutes of proceeding of the board of directors. The director abstains, except if required, from the discussion and voting on the question. In addition, it is our policy that an interested director recuse himself or herself from the decision-making process pertaining to a contract or transaction in which he or she has an interest. To the Company's knowledge, since January 1, 2019, no conduct of any director or executive officer of the Company has constituted a departure from the Code of Business Conduct and Ethics.

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of Directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on our website at http://investors.milestonepharma.com.

Limitation on Liability and Indemnification Matters

        Under the QBCA and our Bylaws, we must indemnify our current or former directors and officers, mandataries or any other individuals who act or has acted at our request as a director or officer of a related entity, against all costs, charges and expenses reasonably incurred by such individual in connection with any civil, criminal, administrative, investigative or other proceeding in which such individual is involved because of his or her association with us or such a related entity. The QBCA also provides that we may also make an advance payment to such individual for costs, charges and expenses reasonably incurred in connection with such a proceeding, provided, however, that such individual shall repay such advance payment if he or she does not fulfill the conditions described below.

        Indemnification is prohibited under the QBCA unless the individual:

  •
  acted with honestly and loyalty in our interests, or in the interests of the other entity for which the individual acted as director or officer or in a similar capacity at our request;

  •
  in the case of a proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful; and

  •
  was not judged by the court to have committed an intentional or gross fault.

        In the case of actions by or on behalf of the Company, the Company may make such advance payments or indemnify such individuals against all costs, charges and expenses reasonably incurred by such individual in connection with such actions, only if the person fulfills the conditions set forth above and only with the approval of the court.

        In addition, we have entered, and intend to continue to enter, into separate indemnity agreements with each of our directors and officers. These indemnity agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as a director or officer, or any other company or enterprise to which the person provides services at our request. We maintain a directors' and officers' insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe that these provisions in our Bylaws and these indemnity agreements are necessary to attract and retain qualified persons as directors and officers.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("the Securities Act"), may be permitted to directors, officers or control persons, in the opinion of the SEC, such indemnification is against public policy, as expressed in the Securities Act and is therefore unenforceable.

Shareholder Communications with the Board of Directors

        Shareholder communications will be reviewed by the Corporate Secretary of the Company, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with our Whistleblower Policy for Accounting and Auditing Matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee. We also have a corporate ethics hotline to allow complaints related to questionable accounting or auditing matters, which are immediately directed to the chairman of the Audit Committee.

Assessments

        The Nominating and Corporate Governance Committee is responsible for the periodic review and assessment of the Board`s overall composition, makeup, performance and effectiveness and provides the results of these reviews to the Board for further discussion as appropriate.

Director Term Limits and Other Mechanisms of Board Renewal

        The Company has not adopted term limits for its directors on the Board or other mechanisms of board renewal. The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide continuity and valuable insight into the Company, the Company's operations and prospects based on their experience with, and understanding of, the Company's history, policies and objectives. The Board believes that, as an alternative to term limits, the director evaluation and board renewal process described in our Corporate Governance Guidelines can ensure that the Board continues to evolve and adopt new ideas and viewpoints. The Corporate Governance Guidelines are available on our website at www.investors.milestonepharma.com (under the tab "Governance" and under the subtab "Governance Documents").

Board Diversity

        We believe in diversity and value the benefits diversity can bring to our Board. Diversity includes gender, sexual preference, disability, age, ethnicity, business experience, functional expertise, stakeholder expectations, culture and geography. We seek to maintain a Board comprised of talented and dedicated directors whose skills and backgrounds reflect the diverse nature of the business environment in which we operate. Accordingly, the composition of the Board is intended to reflect a diverse mix of skills, experience, knowledge, backgrounds and personal qualities, including an appropriate number of women directors. Board diversity promotes the inclusion of different perspectives and ideas, and ensures that we have the opportunity to benefit from all available talent. The promotion of a diverse Board makes prudent business sense, helps maintain a competitive advantage and makes for better corporate governance.

        We will periodically assess the skills, experience, knowledge and backgrounds of our directors in light of the needs of the Board, including the extent to which the current composition of the Board reflects a diverse mix of skills, experience, knowledge and backgrounds, including an appropriate number of women directors.

        We are committed to a merit-based system for Board composition, which requires a diverse and inclusive culture where directors believe that their views are heard, their concerns are attended to and they serve in an environment where bias, discrimination and harassment on any matter are not tolerated. When identifying suitable candidates for appointment to the Board, we will consider candidates on merit against objective criteria having due regard to the benefits of diversity and the needs of the Board.

Policies Regarding the Representation of Women on the Board and Consideration of the Representation of Women in the Director Identification and Selection Process

        The Company discloses its policies regarding the representation of women on the board in its Corporate Governance Guidelines, which are available on our website at www.investors.milestonepharma.com (under the tab "Governance" and under the subtab "Governance Documents"). As described in the Corporate Governance Guidelines, the Board will determine the appropriate characteristics, skills and experience for the Board as a whole and for its individual members. The Board considers director nominee recommendations from the Nominating and Corporate Governance Committee. The Board will consider the minimum general criteria set forth below, and may use specific additional criteria with respect to specific searches, in selecting candidates and existing directors for service on the Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. The Board believes that director candidates should have certain minimum qualifications, including being able to read and understand basic financial statements, understand the industry of the Company and having the highest personal integrity and ethics.

        That being said, as mentioned in the Corporate Governance Guidelines, the Company believes in diversity and values the benefits diversity can bring to its Board. Diversity includes gender, sexual preference, disability, age, ethnicity, business experience, functional expertise, stakeholder expectations, culture and geography. The Company seeks to maintain a Board comprised of talented and dedicated directors whose skills and backgrounds reflect the diverse nature of the business environment in which the Company operates. Accordingly, the composition of the Board is intended to reflect a diverse mix of skills, experience, knowledge, backgrounds and personal qualities, including an appropriate number of women directors. Board diversity promotes the inclusion of different perspectives and ideas, and ensures that the Company has the opportunity to benefit from all available talent. The promotion of a diverse Board makes prudent business sense, helps maintain a competitive advantage and makes for better corporate governance.

        The Company will periodically assess the skills, experience, knowledge and backgrounds of its directors in light of the needs of the Board, including the extent to which the current composition of the Board reflects a diverse mix of skills, experience, knowledge and backgrounds, including an appropriate number of women directors.

        The Company is committed to a merit-based system for Board composition, which requires a diverse and inclusive culture where directors believe that their views are heard, their concerns are attended to and they serve in an environment where bias, discrimination and harassment on any matter are not tolerated. When identifying suitable candidates for appointment to the Board, the Company will consider candidates on merit against objective criteria having due regard to the benefits of diversity and the needs of the Board. Any search firm engaged to assist the Board or the Nominating and Corporate Governance Committee in identifying candidates for appointment to the Board shall be directed to include women candidates and women candidates will be included in the Board's evergreen list of potential Board nominees. The Company seeks to establish by 2021 and thereafter maintain a Board in which each gender represents at least 33 and 1/3% of the independent directors.

Consideration Given to the Representation of Women in Executive Officer Appointments

        The Company does not explicitly consider the level of gender representation in executive officer positions when making executive officer appointments, as the directors are of the view that such an analysis is not required in order to retain the best candidates for available openings. The Company will, however, be mindful of the benefit of diversity of its executive officers and the need to maximize their effectiveness and respective decision-making abilities. Accordingly, in searches for new candidates, the Company will consider the level of female representation and diversity of its executive officers and this will be one of several factors used in the search process. This will be achieved through continuously monitoring the level of female representation and, where appropriate, recruiting qualified female candidates as part of its overall recruitment and selection process to fill openings, as the need arises, through vacancies, growth or otherwise.

Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

        The Company seeks to establish by 2021 and thereafter maintain a Board in which each gender represents at least 33 and 1/3% of the independent directors. In terms of annual and cumulative progress, as of the completion of our initial public offering in May 2019, one of the Company's then five directors was a woman. As of the date hereof, one of the Company`s six directors (and director nominees) is a woman. The Company does not have an established target regarding women in executive officer positions, as the directors are of the view that such an analysis is not required in order to retain the best candidates for available openings.

Number of Women on the Board and in Executive Officer Positions

        Of the Company`s six directors, one (17%) is a woman. Of the Company's four executive officers, none is a woman.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

        As of December 31, 2019, our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors has also established, as of January 1, 2020, a Clinical Affairs Committee.

        The following table provides membership and meeting information for the year ended December 31, 2019 for each committee:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Paul Edick		X	X*
Richard Pasternak		X
Debra K. Liebert	X	X*
Michael Tomsicek	X*†
Paul Truex	X		X

Total meetings in 2019	6	2	2

†
Financial Expert

*
Committee Chair

        Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable

Nasdaq rules and regulations regarding "independence" and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company. Each of the committees operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board for approval. The charters are all available on our website at www.investors.milestonepharma.com (under the tab "Governance" and under the subtab "Governance Documents"). The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Audit Committee

        The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions and meets regularly with the Company's internal auditor and independent registered public accounting firm in separate executive sessions. The Audit Committee evaluates the performance of and assesses the qualifications of the Company's independent auditor; determines whether to recommend retaining, or to terminate, the engagement of the independent auditors or to appoint and engage a new independent auditor; reviews and recommends the retention of the independent auditor to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditor on the Company's audit engagement team as required by law; reviews and approves or disapproves transactions between the Company and any related persons; confers with management, and the Company's independent registered public accounting firm, as appropriate, regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company's annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Audit Committee also monitors compliance with legal and regulatory requirements and our cyber security strategy and governance framework to continually assess risk. The Audit Committee met six times during 2019.

        Our Audit Committee consists of Debra K. Liebert, Paul Truex and Michael Tomsicek. Our Board has determined that all members of the Audit Committee are financially literate and are independent under the Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended ("the Exchange Act"). The chair of our Audit Committee is Michael Tomsicek. Our Board has determined that Mr. Tomsicek is an "audit committee financial expert" as such term is currently defined in Item 407(d)(5) of Regulations S-K. Our Board has also determined that each member of our Audit Committee can read and understand fundamental financial statements, in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member's scope of experience and the nature of their employment in the corporate finance sector. See "—Nominees for Election to the Board" above.

        For more detail regarding the Audit Committee, see the section entitled "Audit Committee" in the Company's annual information form in respect of the tax year ended December 31, 2019 filed on March 6, 2020 on SEDAR at www.sedar.com. The Audit Committee charter is available on our website at www.investors.milestonepharma.com (under the tab "Governance" and under the subtab "Governance Documents"), or in Appendix A entitled "Charter of the Audit Committee" in the Canadian prospectus filed on May 13, 2019 on SEDAR at www.sedar.com.

Report of the Audit Committee of the Board of Directors

        The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants' communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm's independence. Based on the foregoing, the Audit Committee of the Board of Directors has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

        Respectfully submitted,

Michael Tomsicek
Paul Truex
Debra K. Liebert

        The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

        The Compensation Committee acts on behalf of the Board to review, modify (as needed) and approve, or review and recommend, as applicable, the overall compensation strategy and policies for the Company, including:

  •
  reviewing and recommending to the Board for approval, annual corporate goals and objectives relevant to the compensation of our chief executive officer and reviewing and approving other executive officers and senior management;

  •
  evaluating and approving, or recommending to the Board for approval, the performance of the Company in light of such corporate goals and objectives and determining and approving, or in the case of our chief executive officer, reviewing and recommending to the Board for approval, the compensation of our executive officers and certain other members of senior management, as appropriate;

  •
  reviewing and recommending to the Board the compensation of our directors;

  •
  appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

  •
  conducting the independence assessment outlined in Nasdaq rules with respect to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee; and

  •
  administering our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

        Our Compensation Committee consists of Paul Edick, Debra Liebert and Richard Pasternak. Our Board has determined that all members are independent under the Nasdaq Listing Rules and are "non-employee directors" as defined in Rule 16b-3 promulgated under the Exchange Act. The chair of our Compensation Committee is Debra Liebert. The Compensation Committee met two times during 2019.

        Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisers or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisers and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including authority to approve the consultant's reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and Nasdaq requirements that bear upon the adviser's independence; however, there is no requirement that any adviser be independent.

        During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Radford Rewards Consulting (the "Consultant"), a compensation consulting firm, as a compensation consultant. The Compensation Committee has assessed the Consultant's independence and determined that the Consultant had no conflicts of interest in connection with its provisions of services to the Compensation Committee. Specifically, the Compensation Committee engaged the Consultant to provide market data, peer group analysis and conduct an executive compensation assessment analyzing the current cash and equity compensation of our executive officers and directors against compensation for similarly situated executives at our peer group. Our management did not have the ability to direct the Consultant's work.

        Historically, our Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee's process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which recommends to the Board any adjustments to his compensation as well as awards to be granted.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or on our Compensation Committee.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee makes recommendations regarding corporate governance, the composition of our Board, identification, evaluation and nomination of director candidates (consistent with criteria approved by the Board) and the structure and composition of committees of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for developing and recommending corporate governance guidelines to our Board, as applicable to the Company. The Nominating and Corporate Governance Committee met three times during 2019.

        Our Nominating and Corporate Governance Committee consists of Paul Truex and Paul Edick. The chair of our Nominating and Corporate Governance Committee is Paul Edick. Each member of the Nominating and Corporate Governance Committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act, an independent director as defined by the Nasdaq Listing Rules and is free from any relationship that would interfere with the exercise of his independent judgment, as determined by the Board in accordance with the applicable Nasdaq Listing Rules.

        The Nominating and Corporate Governance Committee believes that candidates for director should have the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, having experience as a board member or executive officer of another publicly held company, having a diverse personal background, perspective and experience and having the commitment to rigorously represent the long-term interests of our shareholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

        In the case of incumbent directors, the Nominating and Corporate Governance Committee reviews these directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors' independence. The Nominating and Corporate Governance Committee also takes into account the results of the Board's self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote.

Clinical Affairs Committee

        The Board has also established, as of January 1, 2020, a Clinical Affairs Committee, consisting of Richard Pasternak, as Chair of the committee, and Debra Liebert. The primary function of the Clinical Affairs Committee is to assist the Board in overseeing our clinical programs and regulatory strategy with respect to the development of etripamil for the treatment of paroxysmal supraventricular tachycardia and other indications, and reporting to the Board about developments and strategy, at such times as the Clinical Affairs Committee determines to be appropriate.

Submitting Director Recommendations to the Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee will also consider recommendations for Director nominees submitted by the Company's shareholders. Shareholders who desire to have the Nominating and Corporate Governance Committee consider their recommendations for nominees for Director should submit their submission in writing to the Nominating and Corporate Governance Committee, attention: Committee Chairperson. Recommendations made by shareholders in such manner will undergo the same evaluation as other Board recommended nominees. For more detailed information on this evaluation process, please refer to the charter of the Nominating and Corporate Governance Committee (the "Nominating and Corporate Governance Committee Charter") which is available on the Company's website at www.investors.milestonepharma.com (under the tab "Governance" and under the subtab "Governance Documents"). For additional information regarding the standards for nominees to the Board, please refer to our Corporate Governance Guidelines.

        In order for a shareholder's Director nominee to be included in the management proxy circular and proxy statement as a nominee for an Annual Meeting of Shareholders, such shareholder's nomination must satisfy the criteria and procedures prescribed under the QBCA and in our Bylaws. For additional information regarding the deadlines, conditions, requirements and procedures for submitting such nominations for the 2021 Annual Meeting of Shareholders, please see the discussion on page 52 under "Shareholder Proposals and Director Nominations for the 2021 Annual Meeting of Shareholders" as well as our Bylaws, which were filed on SEDAR at www.sedar.com on May 14, 2019.

PROPOSAL NO. 2
APPOINTMENT OF AUDITOR

        The Audit Committee recommended to the Board that PwC be put before the shareholders at the Meeting for appointment as our auditor to serve until the close of the 2021 Annual Meeting of Shareholders. The Board has accepted and endorsed this recommendation.

        Under the QBCA, at each annual meeting of shareholders, shareholders of a corporation appoint, by a majority of votes cast in respect of that proposal, an auditor to hold office until the close of the next annual meeting of shareholders. Notwithstanding the foregoing, if an auditor is not appointed at a meeting of shareholders, the incumbent auditor continues in office until a successor is appointed. PwC currently serves as auditor of the Company and, therefore, shall continue to serve as the Company's auditor in the event that this proposal is not adopted by the shareholders.

        Representatives of PwC will be present at the Meeting and will have an opportunity to make a statement if desired. Further, the representatives will be available to respond to appropriate shareholder questions directed to the auditor.

        A simple majority of votes cast at the Meeting, whether via the virtual meeting portal, or by proxy or otherwise, will be required to appoint PwC. You may either vote "For" the appointment of PwC or "Withhold" your vote with respect to such appointment. If you vote "For" the appointment of PwC, your common shares will be voted accordingly. If you select "Withhold" with respect to the appointment of PwC, your vote will not be counted as a vote cast for the purposes of appointing PwC.

        As a shareholder of the Company, you are invited to vote with respect to the appointment of PwC as the auditor for the Company to hold office until the close of the 2021 Annual Meeting of Shareholders and to authorize the Board to fix the auditor's remuneration through the following resolution:

        Resolved that the shareholders hereby appoint PwC as auditor for the Company to hold office until the close of the 2021 Annual Meeting of Shareholders and the Board of Directors of the Company is hereby authorized to fix the auditor's remuneration.

  The Board unanimously recommends that the shareholders vote FOR Proposal No. 2.

AUDITOR FEES

        Information on the fees paid by the Company to PwC, the Company's independent registered public accounting firm and independent registered public accounting firm for the years ended December 31, 2019 and December 31, 2018 is set forth below.

	YEAR ENDED DECEMBER 31,
Fee Category	2019	2018
Audit Fees(1)	152,894	114,000
Audit-related Fees(2)	56,523	56,253
Tax Fees(3)	24,116	30,221
All Other Fees(4)	60,291	368,674

	$293,824	$569,148

(1)
"Audit Fees" consist of fees for the audit of our annual consolidated financial statements and the review of the interim condensed financial statements included in our quarterly reports on Form 10-Q.

(2)
"Audit-related Fees" include aggregate fees billed for services that are performed by the external auditor for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are not reported under "Audit Fees".

(3)
"Tax Fees" include aggregate fees billed for professional services rendered by the external auditor for tax compliance, tax advice and tax planning, other than those included in "Audit Fees" or "Audit-related Fees".

(4)
"All Other Fees" consist of all other non-audit services, other than those reporting in footnotes (1), (2) and (3) above, including fees related to IPO services incurred in 2018.

        All auditor fees must be approved by our Audit Committee and all fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

        Our Audit Committee has adopted procedures requiring the pre-approval of all non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor's independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management. The standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm's independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm's performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm's familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm's ability to exercise independent judgment in performing the audit.

 EXECUTIVE OFFICERS

        The following table sets forth information regarding our executive officer, including their ages as of April 1, 2020:

NAME	AGE	POSITION(S)
Joseph Oliveto	52	President, Chief Executive Officer and Director
Lorenz Muller	56	Chief Commercial Officer
Francis Plat, M.D.	62	Chief Medical Officer
Amit Hasija	47	Chief Financial Officer and Executive Vice President of Corporate Development

        Joseph Oliveto has served as our President and Chief Executive Officer since March 2017 and as a member of our Board since July 2017. Prior to becoming our President and Chief Executive Officer, Mr. Oliveto served as a consultant to the company from2016 to March 2017. Mr. Oliveto served as Chief Executive Officer at Galleon Pharmaceuticals, Inc. from July 2015 to June 2016. From June 2008 to June 2014, Mr. Oliveto was at Chelsea Therapeutics International, Ltd., where he held various roles, including serving as President and Chief Executive Officer and a member of the board of directors from January 2014 to June 2014, overseeing the company's sale to Lundbeck, Inc., following which he served as an Executive Advisor from July 2014 to July 2015. Mr. Oliveto received his B.A. degree in Chemistry and his M.B.A. degree from Rutgers University. We believe that Mr. Oliveto's significant experience in the areas of drug development, commercialization and manufacturing as well as business development, qualifies him to serve on our Board.

        Amit Hasija has served as our Chief Financial Officer and Executive Vice President of Corporate Development, since September 2019. Prior to Milestone Pharmaceuticals, Mr. Hasija served as Chief Financial Officer and Chief Business Officer at Fulcrum Therapeutics. Prior to Fulcrum, he spent five years at Sanofi, most recently serving as Vice President of Integrated Care. At Sanofi, he also served as Vice President of North America Pharmaceutical Business Development. Prior to joining Sanofi over approximately 10 years, Mr. Hasija held positions in investment banking at Credit Suisse, Goldman Sachs and Deutsche Bank. He began his career at Merck. Mr. Hasija received a BS in Chemical Engineering from Drexel University and an MBA from New York University's Stern School of Business.

        Lorenz Muller has served as our Chief Commercial Officer since October 2017. Prior to joining our company, Mr. Muller served as the Vice President of Marketing at Exact Sciences Corporation, a molecular diagnostics company, from June 2016 through July 2017. Prior to that, Mr. Muller served as the Executive Director, Thrombosis at Daiichi Sankyo, Inc. from July 2008 through December 2015. Mr. Muller received his B.S. degrees in Chemical Engineering and Life Sciences and his M.S. degree in Chemical Engineering from the Massachusetts Institute of Technology. He received his M.B.A degree from the Harvard Graduate School of Business Administration.

        Francis Plat, M.D., has served as our Chief Medical Officer since June 2015. Prior to joining our company, Dr. Plat was a clinical consultant from August 2013 to May 2015. From August 2009 to July 2013, Dr. Plat served as the Vice President and Therapeutic Area Head, Atherosclerosis and Cardiovascular, at Merck Research Laboratories. Prior to that, Dr. Plat was the Vice President of Cardiovascular Clinical Development at Daiichi Sankyo, Inc., a global pharmaceutical company. Dr. Plat received his M.D. from the University of Paris and is a board-certified cardiologist in France, where he spent 10 years practicing medicine, including post-cardiovascular surgery at the intensive care unit in the Hopital Marie Lannelongue and in cardiac rehabilitation at Broussais Hospital.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our share capital as of April 7, 2020 by:

  •
  each person, or group of affiliated persons, known by us to beneficially own, or control or direct directly or indirectly, more than 5% of our common shares;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all of our current executive officers and directors as a group.

        The percentage ownership information is based on 24,559,470 common shares outstanding as of April 7, 2020.

        Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common shares. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include common shares issuable pursuant to the exercise of options that are either immediately exercisable or exercisable within 60 days of April 7, 2020. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

        Except as otherwise noted below, the address for each person or entity listed in the table is c/o Milestone Pharmaceuticals Inc., 1111 Dr. Frederik-Philips Blvd., Suite 420, Montréal, Québec CA H4M 2X6.

NAME	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED
Greater than 5% Shareholders:
RTW Investments L.P.(1)	4,315,102	17.57%
Fonds de solidarité des travailleurs du Québec (F.T.Q.)(2)	2,720,310	11.08%
Novo Holdings A/S(3)	2,080,885	8.47%
BDC Capital, Inc. and affiliates(4)	2,388,008	9.72%
Domain Associates, L.L.C. and affiliates(5)	1,873,105	7.63%
Entities affiliated with Forbion(6)	1,303,902	5.31%
T. Rowe Price Associates, Inc.(7)	1,286,507	5.24%
Directors and Named Executive Officers:
Joseph Oliveto(8)	755,217	3.02%
Amit Hasija	—	*
Francis Plat(9)	156,605	*
Timothy Maness	18,799	*
Paul Edick(10)	15,352	*
Debra K. Liebert(11)	3,166
Richard Pasternak(12)	3,166	*
Michael Tomsicek(13)	8,577	*
Paul Truex(14)	51,065	*
All current executive officers and directors as a group (9 persons)(15)	1,060,273	4.16%

*
Represents beneficial ownership of less than 1%.

(1)
Based solely on a Form 4 as filed by RTW Investments, LP on March 2, 2020. Consists of (i) 2,950,056 shares held directly by RTW Master Fund, Ltd. and (ii) 1,356,471 shares held directly by RTW Innovation Master Fund, Ltd. RTW Investments, LP is the investment manager of each of these funds, and has the power to vote and the power to direct the disposition of all such common shares held by the funds. Roderick Wong, M.D. is the Managing Partner and Chief Investment Officer of RTW Investments, LP and may be deemed to beneficially own such common shares. The address of RTW Investments, LP and Dr. Wong is 412 West 15th Street, Floor 9, New York, New York, 10011.

(2)
The address for this entity is 545 Cremazie Blvd. East, Suite 200, Montréal, Québec, H2M 2W4, Canada.

(3)
Based solely on a Schedule 13D/A as filed by Novo Holdings A/S ("Novo") on March 12, 2020. The board of directors of Novo has sole investment and voting control with respect to the shares held by Novo and may exercise such control only with the support of a majority of the members of the Novo board of directors. No individual member of the Novo board of directors is deemed to hold any beneficial ownership or reportable pecuniary interest in the shares held by Novo. The principal business address of Novo is Tuborg Havnevej 19, DK-2900 Hellerup, Denmark.

(4)
Based solely on a Form 4 filed by BDC Capital, Inc. ("BDC Capital") on May 8, 2019. Consists of 1,294,004 shares held by BDC Capital, and 1,094,004 shares held by GO Capital, s.e.c., a fund for which BDC Capital is the general partner and investment manager. BDC Capital has the power to vote and the power to direct the disposition of all such shares held by itself and Go Capital, s.e.c.

  BDC Capital's investment in our company is managed by Amplitude Ventures Capital Management Inc., or Amplitude, of which Dion Madsen and Jean-François Pariseau serve as partners. Go Capital, s.e.c. is managed by Dominique Bélanger, Managing Partner, Co-Investments at BDC Capital. BDC Capital retains the right to approve of certain investment, voting or divestiture decisions proposed by Amplitude, such decisions being approved, depending on their quantum and potential impact, by either senior management at BDC Capital or by BDC Capital's investment committee. The address for BDC Capital and its affiliates is 5 Place Ville-Marie, Suite 400, Montréal, Québec, H3B 5E7, Canada.

(5)
Based solely on a Schedule 13G filed by Domain Partners VIII, L.P. on January 9, 2020. Represents shares held directly by Doman Partners VIII, L.P. ("DP VIII"). The principal business of DP VIII is that of a private investment partnership. The sole general partner of DP VIII is One Palmer Square Associates VIII, LLC, a Delaware limited liability company ("OPSA VIII"). The principal business of OPSA VIII is that of acting as the general partner of DP VIII. James C. Blair, Brian H. Dovey, Brian K. Halak, Jesse I. Treu, and Nicole Vitullo are the managing members of OPSA VIII and have shared voting and dispositive power over the shares beneficially owned by DP VIII. Domain Associates, L.L.C. is ("DA") is the Manager of DPVIII. Debra K. Liebert is a member of our Board, a member of OPSA VIII and an employee of DA. Ms. Liebert has no voting or investment control with respect to any of the above noted holdings. Ms. Liebert disclaims beneficial ownership of the shares reflected above as beneficially owned by DPVIII except to the extent of her pecuniary interest therein. The address of Domain Associates, L.L.C. and affiliated entities is 202 Carnegie Center, Suite 104, Princeton, New Jersey, 08540.

(6)
Based solely on a Schedule 13G filed by Forbion Capital Fund III Cooperatief U.A. on February 11, 2020. Represents shares held by Forbion Capital Fund III Coöperatief U.A ("FCF III"). Forbion III Management B.V., the director of FCF III, may be deemed to have voting and dispositive power over the common shares held by FCF III. Investment decisions with respect to the common shares held by FCF III can be made by its investment committee which may delegate such powers to the authorized representatives of Forbion III Management B.V. Mssrs. Slootweg, van Osch, Mulder, van Houten, van Deventer, Reithinger and Boorsma ("Partners") are partners of FCPM II Services B.V., which acts as the investment advisor to the directors of FCF III. Each of the Partners disclaim beneficial ownership of such common shares, except to the extent of his pecuniary interest therein. The address of FCF III, Forbion III Management B.V. and FCPM III Services B.V. is Gooimeer 2-35, 1411 DC Naarden, The Netherlands.

(7)
Based solely on a Schedule 13G filed by T. Rowe Price Associates, Inc. on February 14, 2020. The address for this entity is 100 E. Pratt Street, Baltimore, MD 21202.

(8)
Includes 474,862 common shares issuable upon the exercise of options.

(9)
Includes 145,149 common shares issuable upon the exercise of options.

(10)
Consists of 15,352 common shares issuable upon the exercise of options.

(11)
Consists of 3,166 common shares issuable upon the exercise of options.

(12)
Consists of 3,166 common shares issuable upon the exercise of options.

(13)
Consists of 8,577 common shares issuable upon the exercise of options.

(14)
Consists of 51,065 common shares issuable upon the exercise of options.

(15)
Includes 937,129 common shares issuable upon the exercise of options.

EXECUTIVE COMPENSATION

        Our named executive officers for the year ended December 31, 2019, which consist of our principal executive officer and our next two most highly compensated executive officers who were serving as executive officers at the end of 2019, and one individual who would have been among the most highly compensated if he had been still serving as an executive officer at the end of 2019, are:

  •
  Joseph Oliveto;

  •
  Amit Hasija;

  •
  Francis Plat; and

  •
  Timothy Maness.

Summary Compensation Table

        The following table provides information regarding the compensation provided to our named executive officers for the years ended December 31, 2019 and 2018.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)		OPTION AWARDS ($)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
Joseph Oliveto	2019	458,488			325,000	1,500	784,988
Chief Executive Officer	2018	360,000		866,653	190,000	20,184	1,436,837
Amit Hasija	2019	121,250		2,296,562	45,500	—	2,463,312
Chief Financial Officer and
Executive Vice President of
Corporate Development
Francis Plat	2019	380,692		—	198,400	—	579,092
Chief Medical Officer	2018	330,000		223,609	83,000	—	636,609
Timothy Maness	2019	292,885	(5)	818,568	—	—	1,111,453
Former Chief Accounting
Officer

(1)
Salary amounts represent actual amounts paid during 2019 and 2018. See "—Narrative to the Summary Compensation Table—Annual Base Salary" below.

(2)
Reflects performance-based cash bonuses awarded to our named executive officers. See "—Non Equity Incentive Plan Compensation" below for a description of the material terms pursuant to which this compensation was awarded.

(3)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during fiscal years 2019 and 2018 computed in accordance with ASC 718 for share-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 7 to our audited consolidated financial statements included elsewhere in our Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the share options, the exercise of the share options, or the sale of the common shares underlying such share options.

(4)
Reflects (i) reimbursements paid with respect to expenses incurred by Mr. Oliveto for Canadian tax return preparations in 2019 ($1,500), and (ii) reimbursements paid with respect to medical ($18,676), dental ($1,355), and life ($153) insurance policies obtained by Mr. Oliveto in 2018.

(5)
Reflects (i) $142,885 of base salary paid to Mr. Maness in 2019 and (ii) $150,000 paid in consulting fees to Mr. Maness in 2019 prior to the effective date of his employment agreement with us. See "—Narrative to the Summary Compensation Table—Annual Base Salary" below.

Narrative to the Summary Compensation Table

        Our Board reviews compensation annually for all employees, including our named executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders and a long-term commitment to our company.

        Either our Board or the Compensation Committee has historically determined our executive officers' compensation and has typically reviewed and discussed management's proposed compensation with our chief executive officer for all executives other than our chief executive officer. Based on those discussions and its discretion, the Compensation Committee and our full Board then approved the compensation of each executive officer. Following the completion of our initial public offering in May 2019, the Compensation Committee determined our executive officers' compensation and followed this process, and the Compensation Committee itself, rather than our Board, approves the compensation of each executive officer other than our Chief Executive Officer.

Annual Base Salary

        Base salaries for our executive officers are initially established through arm's-length negotiations at the time of the executive officer's hiring, taking into account such executive officer's qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For 2018, the base salaries of Mr. Oliveto and Dr. Plat were $360,000 and $330,000, respectively, and for 2019, the base salaries of Mr. Oliveto, Mr. Hasija, Dr. Plat and Mr. Maness were $500,000, $390,000, $400,000, and $300,000, respectively. In making decisions regarding salary increases, we may also draw upon the experience of members of our Board with executives at other companies.

Non-Equity Incentive Plan Compensation

        In accordance with the terms of their employment agreements, our named executive officers are eligible to receive discretionary annual bonuses of up to a percentage of each executive's gross base salary based on individual performance, company performance or as otherwise determined appropriate, as determined by our Board. The target bonus percentages for each of Mr. Oliveto and Dr. Plat in 2018 and 2019 were: Mr. Oliveto, 50% (2018 and 2019); and Dr. Plat, 25% in 2018 and 35% in 2019. The target bonus percentages for each of Mr. Hasija and Mr. Maness in 2019 were 35% and 30%, respectively.

Equity-Based Incentive Awards

        Our equity-based incentive awards are designed to align our interests and those of our shareholders with those of our employees and consultants, including our executive officers. The Board and the Compensation Committee are responsible for approving equity grants. As of the date hereof, share option awards were the only form of equity awards we have granted to any of our executive officers.

        We have historically used share options as an incentive for long-term compensation to our executive officers because the share options allow our executive officers to profit from this form of equity compensation only if our share price increases relative to the share option's exercise price, which exercise price is set at the fair market value of our common shares on the date of grant. We may grant equity awards at such times as our Board determines appropriate. In addition, in connection with our initial public offering in May 2019, our Board delegated certain authority to our Compensation Committee to grant equity awards. Our executives generally are awarded an initial grant in the form of a share option in connection with their commencement of employment with us. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

        Prior our initial public offering in May 2019, we granted all share options pursuant to our Stock Option Plan ("the 2011 Plan"). Following our initial public offering, we have granted equity incentive awards under the terms of the 2019 Equity Incentive Plan ("the 2019 Plan"). The terms of our equity plans are described below under "—Equity Incentive Plans."

        All options are granted with an exercise price per share that is no less than the fair market value of our common shares on the date of grant of such award. Our share option awards generally vest over a four-year period and may be subject to acceleration of vesting and exercisability under certain termination and change in control events. See "—Outstanding Equity Awards at Fiscal Year-End."

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information regarding the outstanding equity awards held by our named executive officers as of December 31, 2019. Unless otherwise indicated below, all awards were granted pursuant to the 2011 Plan. See "—Equity Incentive Plans—2011 Plan" below for additional information.

				OPTION AWARDS
NAME AND PRINCIPAL POSITION	GRANT DATE		VESTING COMMENCEMENT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) (EXERCISABLE)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) (UNEXERCISABLE)(1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Joseph Oliveto	10/27/2016		9/19/2016	74,001	47,573	1.12	9/19/2026
Chief Executive Officer	01/03/2017		9/19/2016	5,514	3,446	1.12	1/3/2027
	12/12/2017		9/19/2016	66,446	47,410	1.54	12/12/2027
	10/26/2018		9/19/2016	155,576	35,903	2.66	10/25/2028
	11/21/2018		11/21/2018	71,281	191,911	2.66	11/20/2028
Amit Hasija	9/9/2019	(3)	9/9/2019	—	147,000	22.45	9/92029
Chief Financial Officer and
Executive Vice President of
Corporate Development
Francis Plat	2/28/2014		12/18/2013	26,076	—	0.96 CA	12/18/2024
Chief Medical Officer	11/11/2014		7/25/2014	5,040	—	0.96 CA	7/25/2024
	08/26/2015		8/26/2015	19,729	—	1.12	8/26/2025
	2/21/2018		10/15/2018	50,448	33,053	1.54	10/15/2028
	2/21/2018		7/21/2017	15,517	37,685	1.54	7/21/2027
	11/21/2018		11/21/2018	10,182	27,416	2.66	11/20/2028
Timothy Maness(3)	8/15/2018		8/15/2018	18,799	—	1.92	8/15/2028
Former Chief Accounting Officer	11/21/2018		11/21/2018	4,700	—	2.66	11/21/2028

(1)
The common shares underlying the options vest as to 25% on the first anniversary of the vesting commencement date, and the remaining shares vest in 36 equal monthly installments thereafter, subject to the named executive officer's continued service through each vesting date.

(2)
Granted pursuant to the terms of our 2019 Plan. See "—Equity Incentive Plans—2019 Plan" below for additional information.

(3)
The vesting of the unvested shares underlying the option grants was accelerated by our Board, effective upon the date of Mr. Maness' resignation, in accordance with the terms of our 2011 Plan. See "—Equity Incentive Plans—2011 Plan" below for additional information.

Employment Arrangements

        We have entered into employment agreements with each of our named executive officers. The agreements set forth the named executive officer's initial base salary, bonus potential, eligibility for employee benefits and severance benefits upon a qualifying termination of employment, subject to certain non-solicitation and non-competition provisions. Any potential payments and benefits due upon a qualifying termination of employment or a change in control are further described below under "—Potential Payments and Benefits upon Termination or Change in Control."

Agreement with Joseph Oliveto

        We entered into an employment agreement with Mr. Oliveto, our President and Chief Executive Officer, in March 2017 that governed the terms of his employment with us prior to April 2019. Pursuant to his prior agreement, Mr. Oliveto was entitled to an annual base salary of $360,000, was eligible to receive an annual target performance bonus of up to 50% of his gross base salary, and was granted options to purchase up to an aggregate of 252,853 common shares.

        In April 2019 in connection with our initial public offering, we entered into an amended and restated employment agreement with Mr. Oliveto that governs the current terms of his employment with us. Pursuant to his amended and restated agreement, Mr. Oliveto is entitled to an annual base salary of $500,000 and is eligible to receive an annual target performance bonus of 50% of his gross base salary.

Agreement with Amit Hasija

        We entered into an employment agreement with Mr. Hasija, our Chief Financial Officer and Executive Vice President of Corporate Development, in September 2019 that governs the terms of his employment with us. Pursuant to his agreement, Mr. Hasija is entitled to an annual base salary of $390,000, is eligible to receive an annual target performance bonus of 35% of his gross base salary, and was granted an option to purchase up to 147,000 common shares.

Agreement with Francis Plat

        We entered into an employment agreement with Dr. Plat, our Chief Medical Officer, in April 2014 that governed the terms of his employment with us prior to April 2019. Pursuant to his prior agreement, Dr. Plat was entitled to an annual base salary of C$300,000, was eligible to receive an annual target performance bonus of, as a percentage of his gross base salary, 25% for 2018, and was granted an option to purchase up to 34,769 common shares. In May 2017, our Board approved an increase to Dr. Plat's annual base salary to $330,000.

        In April 2019 in connection with our initial public offering, we entered into an amended and restated employment agreement with Dr. Plat that governs the current terms of his employment with us. Pursuant to his amended and restated agreement, Dr. Plat is entitled to an annual base salary of $400,000 and is eligible to receive an annual target performance bonus of 35% of his gross base salary.

Agreement with Timothy Maness

        In April 2019, in connection with our initial public offering, we entered into an employment agreement with Mr. Maness that governed the terms of his employment with us prior to his resignation in October 2019. Pursuant to his agreement, Mr. Maness was entitled to an annual base salary of $280,000 and was eligible to receive an annual target performance bonus of 30% of his gross base salary. Prior to his employment with us, Mr. Maness served as a financial and accounting consultant to us.

        On September 9, 2019, Mr. Maness, who was serving as our Vice President, Finance and our principal financial officer, was promoted by our Board to the position of Chief Accounting Officer and principal financial officer and principal accounting officer. In connection with his appointment, Mr. Maness also received an option to purchase up to 20,000 of our common shares, under the terms of our 2019 Plan.

        On October 31, 2019, Mr. Maness resigned from his positions with us, including as Chief Accounting Officer, principal financial officer and principal accounting officer. In connection with his resignation, our Board authorized the acceleration of vesting for certain of Mr. Maness' outstanding and unvested option grants issued under our 2011 Plan.

Potential Payments and Benefits upon Termination or Change in Control

        Regardless of the manner in which a named executive officer's employment with us terminates, the named executive officer is entitled to receive amounts earned during his term of service, including salary and accrued unused vacation pay. In addition, each of our named executive officers is eligible to receive certain benefits pursuant to his employment agreement with us as follows:

Joseph Oliveto

        Under his amended and restated employment agreement, if Mr. Oliveto is terminated by us without cause or if Mr. Oliveto resigns for good reason, he is entitled to salary continuation and reimbursement of premiums to continue health care benefits for a period of 12 months, subject to his execution of a general release in favor of the Company. If Mr. Oliveto is terminated without cause or resigns for good reason within 30 days prior to, or 12 months following, a change in control, he is entitled to receive (i) salary continuation and reimbursement of premiums to continue health care benefits for a period of 18 months, (ii) a one-time bonus equal to one and a half times his target bonus for the year in which he is terminated and (iii) accelerated vesting of any outstanding and unvested share options, subject in the case of the foregoing clauses (i) and (ii), to his execution of a general release in favor of our company.

Amit Hasija

        Under his employment agreement, if Mr. Hasija is terminated by us without cause or if Mr. Hasija resigns for good reason, he is entitled to salary continuation and reimbursement of premiums to continue health care benefits for a period of nine months, subject to his execution of a general release in favor of our company. If Mr. Hasija is terminated without cause or resigns for good reason within 30 days prior to, or 12 months following, a change in control, he is entitled to receive (i) salary continuation and reimbursement of premiums to continue health care benefits for a period of 12 months, (ii) a one-time bonus equal to his target bonus for the year in which he is terminated and (iii) accelerated vesting of any outstanding and unvested share options, subject in the case of the foregoing clauses (i) and (ii), to his execution of a general release in favor of our company.

Francis Plat

        Under his amended and restated employment agreement, if Dr. Plat is terminated by us without cause or if Dr. Plat resigns for good reason, he is entitled to salary continuation for a period of nine months, as well as benefits coverage for a period of nine months or until Dr. Plat begins alternate employment, whichever occurs first, subject in each case to his release of claims in favor of our company. If Dr. Plat is terminated without cause or resigns for good reason within 30 days prior to, or 12 months following, a change in control, he is entitled to receive (i) salary continuation for a period of 12 months, (ii) benefits coverage for a period of 12 months or until Dr. Plat begins alternate employment, whichever occurs first, (iii) a one-time bonus equal to his target bonus for the year in which he is terminated, and (iv) accelerated vesting of any outstanding and unvested share options, subject to his release of claims in favor of our company.

Timothy Maness

        Under the employment agreement, in effect prior to his resignation, if Mr. Maness was terminated by us without cause or if Mr. Maness resigned for good reason, he was entitled to salary continuation and reimbursement of premiums to continue health care benefits for a period of six months, subject to his execution of a general release in favor of our company. If Mr. Maness was terminated without cause or resigned for good reason within 30 days prior to, or 12 months following, a change in control, he was entitled to receive (i) salary continuation and reimbursement of premiums to continue health care benefits for a period of nine months, and (ii) a one-time bonus equal to his target bonus for the year in which he was terminated, subject in the case of the foregoing clauses (i) and (ii), to his execution of a general release in favor of our company.

        As mentioned above, Mr. Maness resigned from his positions with us, including as Chief Accounting Officer, principal financial officer and principal accounting officer, on October 31, 2019. Mr. Maness did not receive severance benefits under his employment agreement. However, our Board authorized the acceleration of vesting for certain of Mr. Maness' outstanding and unvested option grants issued under our 2011 Plan in connection with his resignation.

Health and Welfare and Retirement Benefits; Perquisites

        Prior to 2018, we did not provide any health or welfare benefits to our U.S. employees. We did provide reimbursements or extra salary payments for employees, including Mr. Oliveto, to purchase personal health and welfare insurance. In 2018, our Chief Executive Officer received medical, dental, vision, life and accidental death and dismemberment insurance generally made available to all of our U.S. employees. Beginning January 1, 2019, all employees either receive insurance coverage made available to the U.S. employees or group benefits insurance coverage made available to the Canadian employees. In November 2019, our Compensation Committee authorized the creation of a 401(k) plan and a registered retirement savings plan for our employees in the United States or Canada, which we have subsequently implemented for participation by our employees. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. Our Board may elect to adopt qualified or nonqualified benefit plans in the future, if it determines that doing so is in our best interests.

Equity Incentive Plans

2019 Equity Incentive Plan

        Our Board adopted and our shareholders approved the 2019 Plan in April 2019. Our 2019 Plan is a successor to and continuation of our 2011 Plan. The 2019 Plan became effective upon the completion of our initial public offering in May 2019. Since the effectiveness of the 2019 Plan, no further grants have been or will be made under the 2011 Plan.

        Awards.    Our 2019 Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Code, to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options ("NSOs"), share appreciation rights, restricted share awards, restricted share unit awards, performance share awards, performance cash awards and other forms of share awards to employees, directors and consultants, including employees and consultants of our affiliates.

        Authorized Shares.    The maximum number of our common shares that may be issued under our 2019 Plan was initially 4,710,564 shares, which is the sum of (1) 1,923,501 new shares, plus (2) the number of shares (not to exceed 2,787,063 shares) (i) that remained available for the issuance of awards under our 2011 Plan at the time our 2019 Plan became effective, and (ii) any shares subject to outstanding options or other share awards that were granted under our 2011 Plan that terminate or expire prior to exercise or settlement; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price. In addition, the number of our common shares reserved for issuance under our 2019 Plan will automatically increase on January 1 of each calendar year, starting on January 1, 2020 through January 1, 2029, in an amount equal to 4% of the total number of our capital shares outstanding on the last day of the calendar month before the date of each automatic increase, or a lesser number of shares determined by our Board. The maximum number of our common shares that may be issued on the exercise of ISOs under our 2019 Plan is 14,131,692 shares. As of December 31, 2019, options to purchase 220,140 common shares, at exercise prices ranging from $15.00 to $22.45 per share, or a weighted-average exercise price of $20.777 per share, were outstanding under our 2019 Plan.

        Shares subject to share awards granted under our 2019 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under our 2019 Plan. If any common shares issued pursuant to a share award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required to vest, the shares that are forfeited or repurchased will revert to and again become available for issuance under the 2019 Plan. Any shares subject to an award that are surrendered in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a share award will again become available for issuance under the 2019 Plan.

        The maximum number of common shares subject to share awards granted under the 2019 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to such non-employee director during such calendar year for service on the Board, will not exceed $750,000 in total value (calculating the value of any such share awards based on the grant date fair value of such share awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board, $1,100,000.

        Plan Administration.    Our Board, or a duly authorized committee of our Board, has the authority to administer our 2019 Plan and is referred to as the "plan administrator" herein. Our Board may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified share awards and (2) determine the number of shares subject to such share awards. Under our 2019 Plan, the plan administrator has the authority to determine award recipients, grant dates, the numbers and types of share awards to be granted, the applicable fair market value, and the provisions of each share award, including the period of exercisability and the vesting schedule applicable to a share award.

        Under the 2019 Plan, the plan administrator also generally has the authority to effect, with the consent of any adversely affected participant, (A) the reduction of the exercise, purchase, or strike price of any outstanding award; (B) the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

        Options.    ISOs and NSOs are granted under option agreements adopted by the plan administrator. The plan administrator determines the exercise price for options, within the terms and conditions of the 2019 Plan, provided that the exercise price of an option generally cannot be less than 100% of the fair market value of our common shares on the date of grant. Options granted under the 2019 Plan vest at the rate specified in the option agreement as determined by the plan administrator.

        The plan administrator determines the term of options granted under the 2019 Plan, up to a maximum of 10 years. Unless the terms of an optionholder's option agreement provide otherwise, if an optionholder's service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws or our insider trading policy. If an optionholder's service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder's service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

        Acceptable consideration for the purchase of common shares issued upon the exercise of an option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) a net exercise of the option if it is an NSO, or (4) other legal consideration approved by the plan administrator.

        Unless the plan administrator provides otherwise, options generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer in each case, (i) an option may be transferred pursuant to a domestic relations order, official marital settlement agreement, or other divorce or separation instrument and (ii) an optionholder may designate a beneficiary who may exercise the option following the optionholder's death.

        Tax Limitations on ISOs.    The aggregate fair market value, determined at the time of grant, of our common shares with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our equity benefit plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the shares subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

        Restricted Share Unit Awards.    Restricted share unit awards are granted under restricted share unit award agreements adopted by the plan administrator. Restricted share unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted share unit award may be settled by cash, delivery of shares, a combination of cash and shares as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted share unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted share unit award. Except as otherwise provided in the applicable award agreement, restricted share unit awards that have not vested will be forfeited once the participant's continuous service ends for any reason.

        Restricted Share Awards.    Restricted share awards are granted under restricted share award agreements adopted by the plan administrator. A restricted share award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted share awards, including vesting and forfeiture terms. If a participant's service relationship with us ends for any reason, we may receive any or all of the common shares held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

        Share Appreciation Rights.    Share appreciation rights are granted under share appreciation right agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a share appreciation right, which generally cannot be less than 100% of the fair market value of our common shares on the date of grant. A share appreciation right granted under the 2019 Plan vests at the rate specified in the share appreciation right agreement as determined by the plan administrator.

        The plan administrator determines the term of share appreciation rights granted under the 2019 Plan, up to a maximum of 10 years. If a participant's service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested share appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the share appreciation right following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If a participant's service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested share appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, share appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a share appreciation right be exercised beyond the expiration of its term.

        Performance Awards.    The 2019 Plan permits the grant of performance-based share and cash awards. Our Compensation Committee may structure awards so that the share or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

        The performance goals that may be selected include one or more of the following: (i) sales; (ii) revenues; (iii) assets; (iv) expenses; (v) market penetration or expansion; (vi) earnings from operations; (vii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization, incentives, service fees or extraordinary or special items, whether or not on a continuing operations or an aggregate or per share basis; (viii) net income or net income per common share (basic or diluted); (ix) return on equity, investment, capital or assets; (x) one or more operating ratios; (xi) borrowing levels, leverage ratios or credit rating; (xii) market share; (xiii) capital expenditures; (xiv) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (xv) share price, dividends or total shareholder return; (xvi) development of new technologies or products; (xvii) sales of particular products or services; (xviii) economic value created or added; (xix) operating margin or profit margin; (xx) customer acquisition or retention; (xxi) raising or refinancing of capital; (xxii) successful hiring of key individuals; (xxiii) resolution of significant litigation; (xxiv) acquisitions and divestitures (in whole or in part); (xxv) joint ventures and strategic alliances; (xxvi) spin-offs, split-ups and the like; (xxvii) reorganizations; (xxviii) recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; (xxix) or strategic business criteria, consisting of one or more objectives based on the following goals: achievement of timely development, design management or enrollment, meeting specified market penetration or value added, payor acceptance, patient adherence, peer reviewed publications, issuance of new patents, establishment of or securing of licenses to intellectual property, product development or introduction (including, without limitation, any clinical trial accomplishments, regulatory or other filings, approvals or milestones, discovery of novel products, maintenance of multiple products in pipeline, product launch or other product development milestones), geographic business expansion, cost targets, cost reductions or savings, customer satisfaction, operating efficiency, acquisition or retention, employee satisfaction, information technology, corporate development (including, without limitation, licenses, innovation, research or establishment of third-party collaborations), manufacturing or process development, legal compliance or risk reduction, patent application or issuance goals, or goals relating to acquisitions, divestitures or other business combinations (in whole or in part), joint ventures or strategic alliances; and (xxx) other measures of performance selected by the Board.

        The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Our Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a performance goal for such performance period in order to prevent the dilution or enlargement of the rights of participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting us, or our financial statements in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (c) in view of the board of director's assessment of our business strategy, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; and (iii) to exclude the effect of any change in our outstanding common share by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any items that are "unusual" in nature or occur "infrequently" as determined under generally accepted accounting principles; (v) to exclude the effects to any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments selected by the Board .

        Other Share Awards.    The plan administrator may grant other awards based in whole or in part by reference to our common shares. The plan administrator will set the number of shares under the share award and all other terms and conditions of such awards.

        Changes to Capital Structure.    In the event there is a specified type of change in our capital structure, such as a share split, reverse share split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2019 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs, (4) the class and maximum number of shares that may be awarded to any non-employee director and (5) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding share awards.

        Corporate Transactions.    Our 2019 Plan provides that in the event of certain specified significant corporate transactions (or a change in control, as defined below), unless otherwise provided in an award agreement or other written agreement between us and the award holder, the plan administrator may take one or more of the following actions with respect to such share awards:

  •
  arrange for the assumption, continuation, or substitution of a share award by a successor corporation;

  •
  arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

  •
  accelerate the vesting, in whole or in part, of the share award and provide for its termination if not exercised (if applicable) at or before the effective time of the transaction;

  •
  arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

  •
  cancel or arrange for the cancellation of the share award, to the extent not vested or not exercised before the effective time of the transaction, in exchange for a cash payment, if any; or

  •
  make a payment equal to the excess, if any, of (A) the value of the property the participant would have received on exercise of the award immediately before the effective time of the transaction, over (B) any exercise price payable by the participant in connection with the exercise.

        The plan administrator is not obligated to treat all share awards or portions of share awards in the same manner and is not obligated to take the same actions with respect to all participants.

        Under the 2019 Plan, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger, amalgamation, arrangement or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but our common shares outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

        Change in Control.    In the event of a change in control, the plan administrator may take any of the above-mentioned actions. Awards granted under the 2019 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable share award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur. Under the 2019 Plan, a change in control is generally (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding shares, (2) a merger, amalgamation, arrangement, consolidation or similar transaction in which our shareholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction, (3) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction, (4) a complete dissolution or liquidation of the company or (5) when a majority of our Board becomes comprised of individuals who were both not serving on our Board on the date of the underwriting agreement related to our initial public offering, or the incumbent board, and whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

        Plan Amendment or Termination.    Our Board has the authority to amend, suspend, or terminate our 2019 Plan, provided that such action does not materially impair the existing rights of any participant without such participant's written consent. Certain material amendments also require the approval of our shareholders. No ISOs may be granted after the tenth anniversary of the date our Board adopts our 2019 Plan. No share awards may be granted under our 2019 Plan while it is suspended or after it is terminated.

2011 Stock Option Plan

        General.    Our Board originally adopted and our shareholders initially approved our 2011 Plan in August 2011. We have subsequently amended and restated our 2011 Plan, most recently in October 2018, the purpose of which was to increase the number of shares available for issuance under our 2011 Plan. Our shareholders approved this recent amendment and restatement in October 2018. Our 2011 Plan terminated upon the adoption of our 2019 Plan; however, awards outstanding under our 2011 Plan will continue in full effect in accordance with their existing terms.

        Share Reserve.    No future stock awards will be made under our 2011 Plan. As of December 31, 2019, options to purchase 2,364,526 common shares, at exercise prices ranging from $0.96 to $9.42 per share, or a weighted-average exercise price of $2.151 per share, were outstanding under our 2011 Plan. Any shares of common stock subject to awards under our 2011 Plan that terminate or expire prior to exercise or settlement, are forfeited because of the failure to vest, or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price will become available for issuance under our 2019 Plan.

        Administration.    The Compensation Committee of our Board administers our 2011 Plan. Our Board has full authority and discretion to take any actions it deems necessary or advisable for the administration of our 2011 Plan. Our Board may cancel, amend, adjust or otherwise change any outstanding options under such circumstances as it may consider appropriate in accordance with the provisions of the 2011 Plan.

        Types of Awards.    Our 2011 Plan provided for the grant of incentive share options and nonstatutory share options to purchase common shares of our share capital to employees, members of our Board and consultants. Incentive share options may have only been granted only to employees.

        Options.    The exercise price of options granted under our 2011 Plan was equal to or exceeded the fair market value of a common share of our share capital on the grant date. Options expire at the time determined by the administrator, but in no event more than ten years after they are granted, and generally expire earlier if the optionholder's service terminates.

        Capital Reorganization.    If we effect a subdivision, consolidation, or similar reorganization, or any other change in capitalization that, in the option of the administrator, warrants the replacement or amendment of any existing options, the administrator may adjust: (i) the number of common shares that may be acquired on the exercise of any options; and/or (ii) the exercise price of any outstanding options, as necessary.

        Other Events Affecting the Corporation.    In the event of an amalgamation, combination, merger or other reorganization involving the exchange of our common shares, by sale or lease of assets or otherwise, that, in the opinion of the administrator, in its discretion, warrants the replacement or amendment of any existing options in order to adjust: (a) the number of common shares that may be acquired on the exercise of any outstanding options; and/or (b) the exercise price of any outstanding options in order to preserve proportionately the rights and obligations of the optionees, the administrator will authorize such steps to be taken as may be equitable and appropriate to that end.

        Liquidity Event.    Notwithstanding anything else provided in the 2011 Plan or any option agreement, upon a liquidity event, our Board (or a committee thereof) may:

  •
  cause the conversion or exchange of any outstanding options into or for options, rights or other securities of substantially equivalent value (or greater value), in any entity participating in or resulting from such liquidity event; and/or

  •
  accelerate the vesting of any or all outstanding options to provide that such outstanding options will be fully vested and exercisable contemporaneously with the completion of the transaction resulting in the liquidity event.

        In general, a "liquidity event" means the acquisition of the company by another entity by means of any transaction or series of related transactions, which results in one person, together with any related entities of such person, acquiring beneficial ownership, or exercising direction or control, over more than 50% of the combined voting power attached to all of our outstanding securities; a sale, lease, transfer, exclusive license or disposition of all or substantially all of our assets; our adoption of a plan of liquidation providing for the distribution of all or substantially all of our assets; or any other event so specified by our Board, subject to certain exceptions.

        Transferability.    A participant may not transfer options under our 2011 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2011 Plan.

        Plan Amendment or Termination.    Subject to any shareholders agreement, our Board may terminate the 2011 Plan at any time without shareholder approval. Our Board has the authority to amend our 2011 Plan, provided that such action is approved by our shareholders to the extent shareholder approval is necessary. As described above, our 2011 Plan terminated upon the effective date of our 2019 Plan.

2019 Employee Share Purchase Plan

        Our Board adopted and our shareholders approved the 2019 Employee Share Purchase Plan (the "ESPP"), in April 2019. The ESPP became effective in connection with our initial public offering in May 2019. The purpose of the ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code for U.S. employees. In addition, the ESPP authorizes grants of purchase rights that do not comply with Section 423 of the Code under a separate non-423 component. In particular, where such purchase rights are granted to employees who are employed or located outside the United States, our Board may adopt rules that are beyond the scope of Section 423 of the Code.

        Share Reserve.    The ESPP initially authorized the issuance of 278,764 common shares of our share capital under purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our share capital reserved for issuance automatically increases on January 1 of each calendar year, beginning on January 1, 2020 through January 1, 2029, by the lesser of (1) 1% of the total number of shares of our share capital outstanding on the last day of the calendar month before the date of the automatic increase and (2) 487,837 shares; provided that before the date of any such increase, our Board may determine that such increase will be less than the amount set forth in clauses (1) and (2). As of the date hereof, no shares of our share capital have been purchased under the ESPP.

        Administration.    Our Board administers the ESPP and may delegate its authority to administer the ESPP to our Compensation Committee. The ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our share capital on specified dates during such offerings. Under the ESPP, we may specify offerings with durations of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our share capital will be purchased for employees participating in the offering. An offering under the ESPP may be terminated under certain circumstances.

        Payroll Deductions.    Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings (as defined in the ESPP) for the purchase of our share capital under the ESPP. Unless otherwise determined by our Board, common shares will be purchased for the accounts of employees participating in the ESPP at a price per share that is at least the lesser of (1) 85% of the fair market value of a share of our share capital on the first date of an offering or (2) 85% of the fair market value of a share of our share capital on the date of purchase.

        Limitations.    Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by our Board, including: (1) being customarily employed for more than 20 hours per week, (2) being customarily employed for more than five months per calendar year or (3) continuous employment with us or one of our affiliates for a period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our common shares based on the fair market value per share of our common shares at the beginning of an offering for each calendar year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital shares measured by vote or value under Section 424(d) of the Code.

        Changes to Capital Structure.    In the event that there occurs a change in our capital structure through such actions as a share split, merger, amalgamation, arrangement, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, the Board will make appropriate adjustments to: (1) the class(es) and maximum number of shares reserved under the ESPP, (2) the class(es) and maximum number of shares by which the share reserve may increase automatically each year, (3) the class(es) and number of shares subject to and purchase price applicable to outstanding offerings and purchase rights and (4) the class(es) and number of shares that are subject to purchase limits under ongoing offerings.

        Corporate Transactions.    In the event of certain significant corporate transactions, any then-outstanding rights to purchase our shares under the ESPP may be assumed, continued, or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants' accumulated payroll contributions will be used to purchase shares of our share capital within 10 business days before such corporate transaction, and such purchase rights will terminate immediately.

        Under the ESPP, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger, amalgamation, arrangement or consolidation where we do not survive the transaction and (4) a merger, amalgamation, arrangement or consolidation where we do survive the transaction but the shares of our share capital outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

        Amendment or Termination.    Our Board has the authority to amend or terminate our ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder's consent. We will obtain shareholder approval of any amendment to our ESPP as required by applicable law or listing requirements

Non-Employee Director Compensation

        Prior to our initial public offering in May 2019, we did not historically have a formal compensation policy with respect to service on our Board, but we had reimbursed our non-employee directors for direct expenses incurred in connection with attending meetings of our Board or its committees, and occasionally granted share options.

        In April 2019, our Board approved a non-employee director compensation policy that became effective in connection with our initial public offering in May 2019. This policy was most recently amended in April 2020. Under this policy, as amended, we pay each of our non-employee directors a cash retainer for service on the Board and for service on each committee on which the director is a member. The chairperson of each committee receives a higher retainer for such service. These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board or the applicable committee. No retainers were paid in respect of any period prior to the completion of our initial public offering in May 2019. The retainers paid to non-employee directors for service on the Board and for service on each committee of the Board on which the director is a member are as follows:

Position	Annual Service Retainer	Chairperson Additional Annual Retainer
Board of Directors	$35,000	$30,000
Audit Committee	7,500	7,500
Compensation Committee	6,000	6,000
Nominating and Corporate Governance Committee	4,000	4,000
Clinical Affairs Committee	6,000	6,000

        In addition, under our non-employee director compensation policy, each non-employee director elected to our Board receives an option to purchase 19,000 of our common shares. The shares subject to each such option vest annually over a three-year period, subject to the director's continued service as a director. Further, on the date of each annual meeting of shareholders, each non-employee director that continues to serve as a non-employee member on our Board will receive an option to purchase 10,900 of our common shares. The shares subject to each such option will vest in full on the date that is 12 months after the grant date, subject to the director's continued service as a director. The exercise price per share of these options will equal the fair market value of our common shares on the date of grant.

        This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors' interests with those of our shareholders.

Director Compensation Table

        The following table sets forth information regarding the compensation earned for service on our Board by our non-employee directors during the year ended December 31, 2019. Joseph Oliveto also served on our Board, but did not receive any additional compensation for his service as a director and therefore is not included in the table below. The compensation for Joseph Oliveto as a named executive officer is set forth above under "—Summary Compensation Table."

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)(2)	TOTAL ($)
Paul Edick	59,250	353,437	412,687
Debra K. Liebert	30,214	231,040	261,254
Richard Pasternak	10,250	231,040	241,296
Michael Tomsicek	41,667	182,257	224,024
Paul Truex	37,036	48,460	85,676
Marco Boorsma(3)	—	—	—
Nilesh Kumar(4)	—	—	—

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during fiscal year 2019 computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 7 to our audited consolidated financial statements included elsewhere in our Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by our non-employee directors upon the vesting of the share options, the exercise of the share options or the sale of the common shares underlying such share options.

(2)
The following table provides information regarding the number of common shares underlying share options granted to our non-employee directors that were outstanding as of December 31, 2019:

NAME	OPTION AWARDS OUTSTANDING AT YEAR-END
Paul Edick	52,638
Debra K. Liebert	19,000
Richard Pasternak	19,000
Michael Tomsicek	27,447
Paul Truex	83,556
(3)
Mr. Boorsma resigned from our Board, effective November 29, 2019.

(4)
Mr. Kumar resigned from our Board, effective September 18, 2019.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(#)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(#)
Equity compensation plans approved by security holders:
2011 Stock Option Plan	2,364,526	$2.15	—	(1)
2019 Equity Incentive Plan	220,140	$20.78	2,110,892	(2)
2019 Employee Share Purchase Plan	—	—	278,764	(3)
Equity compensation plans not approved by security holders	—	—	—

Total	2,584,666		2,389,656

(1)
Following the adoption of the 2019 Plan, no additional stock awards have been or will be granted under the 2011 Plan. Any shares becoming available under the 2011 Plan by repurchase, forfeiture, expiration or cancellation will become available for grant under the 2019 Plan.

(2)
The number of the Company's common shares reserved for issuance under the 2019 Plan will automatically increase on January 1 of each calendar year, starting on January 1, 2020 through January 1, 2029, in an amount equal to 4% of the total number of the Company's capital shares outstanding on the last day of the calendar month before the date of each automatic increase, or a lesser number of shares determined by the Board.

(3)
The number of Company's common shares reserved for issuance under the 2019 ESPP will automatically increase on January 1 of each calendar year, beginning on January 1, 2020 through January 1, 2029, by the lesser of (1) 1% of the total number of shares of the Company's share capital outstanding on the last day of the calendar month before the date of the automatic increase and (2) 487,837 shares; provided that before the date of any such increase, the Board may determine that such increase will be less than the amount set forth in clauses (1) and (2).

        For more detail regarding the Company's equity compensation plans, see the section entitled "Equity Incentive Plans" starting on page 36 further above in this Proxy Statement.

For more detail regarding individual compensation agreements providing for equity compensation, see the section entitled "Employment Arrangements" starting on page 34 further above in this Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The following includes a summary of transactions since January 1, 2018 and any currently proposed transactions, to which we were, or are to be, a participant (or to which any of our subsidiaries was, or is to be, a participant), in which (1) the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years, and (2) any of the following persons had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the section titled "Executive Compensation": (i) any director; (ii) director nominee; (iii) executive officer; (iv) holders of more than 5% of our share capital; (v) any person who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person as underwriter in the course of a distribution; and (vi) a director or executive officer of any of the Company's subsidiary or of any person set forth in the preceding clause (v); and (vii) associates, affiliates or members of the immediate family of any person set forth in the preceding clauses (i)-(vi).

        We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm's-length transactions.

Preferred Financings

Class D Preferred Share Financing

        In October 2018, we issued an aggregate of 8,116,892 Class D preferred shares at a price per share ranging from $9.4295 to $12.2583 in a private placement to accredited investors for aggregate gross cash proceeds of $80.0 million.

        The table below sets forth the number of Class D preferred shares purchased by our executive officers, directors, holders of more than 5% of our share capital and their affiliated entities or immediate family members. Each Class D preferred share in the table below was converted into one common share upon the completion of the Initial Public Offering.

NAME	CLASS D PREFERRED SHARES (#)	AGGREGATE CASH PURCHASE PRICE ($)
Novo Holdings A/S(1)	964,089	9,090,907
Entities affiliated with RTW Master Fund Ltd.	2,855,189	27,500,000
Entities affiliated with Venrock Healthcare Capital Partners III, L.P.	1,815,089	20,000,000
Forbion Capital Fund III Cooperatief U.A.(2)	482,045	4,545,455
Fonds de Solidarité des Travailleurs du Québec	306,092	2,886,303
Entities affiliated with A.M. Pappas Life Science Ventures IV, L.P.(3)	142,588	1,344,540
Entities affiliated with BDC Capital, Inc.(4)	235,719	2,222,725
Domain Partners VIII, L.P.(5)	231,485	2,182,800

(1)
Nilesh Kumar, who was then a member of our Board, is a partner at Novo Ventures (US), Inc., which is wholly owned by, and provides consulting services to, Novo Holdings A/S. Dr. Kumar was designated to our board by Novo Holdings A/S, and he resigned from our Board effective September 18, 2019.

(2)
Marco Boorsma, who was then a member of our Board, is a general partner at Forbion and was designated to our board by Forbion. Mr. Boorsma resigned from our Board effective November 29, 2019.

(3)
Scott Weiner was a then member of our Board and a partner at A.M. Pappas Life Science Ventures IV, L.P. Mr. Weiner resigned from our Board effective October 15, 2018. The address of A.M. Pappas Life Science Ventures IV, L.P. is 2520 Meridian Parkway, Suite 400, Durham, North Carolina 27713.

(4)
Dion Madsen, who was then a member of our Board, is the co-founder and partner of Amplitude. Investments by BDC Capital, Inc. are managed by Amplitude. Mr. Madsen resigned from our Board effective October 15, 2018.

(5)
Debra K. Liebert, a member of our Board, was a managing director at Domain Associates, LLC, the manager of Domain until December 31, 2019, and was designated to our board by Domain.

Initial Public Offering

        On May 13, 2019, we closed our initial public offering, pursuant to which we issued and sold 6,325,000 common shares, including full exercise of the underwriters' over-allotment option to purchase an additional 825,000 shares, at a public offering price of $15.00 per share. The following table sets forth the aggregate cash purchase price of the common shares purchased by our directors, executive officers and 5% shareholders and their affiliates and the number of common shares issued in consideration of such amounts. Such purchases were made through the underwriters at the initial public offering price of $15.00 per share.

NAME	CASH PURCHASE PRICE	NUMBER OF COMMON SHARES
BDC Capital, Inc. and affiliates	$6,499,995	433,333
Fonds de solidarité des travailleurs du Québec (F.T.Q.)	3,000,000	200,000
Novo Holdings A/S	4,999,995	333,333
RTW Investments, LP	10,015,005	667,667

	$24,514,995	1,634,333

Registration Rights Agreement

        We are party to a third amended and restated registration rights agreement, dated October 15, 2018, with certain holders of common shares issued upon conversion of preferred shares. This agreement provides that these holders are entitled to certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we otherwise file. The registration rights will terminate upon the earliest of (i) the occurrence of certain mergers or consolidations of the company, (ii) the date on which the shares that are the subject to the agreement are publicly sold, or if they may be publicly sold: (x) pursuant to Rule 144 of the Securities Act and (y) Section 2.5 of Regulation 45-102 respecting Resale of Securities, as adopted by the Canadian Securities Administrators of and (iii) five years after the completion of such offering.

Option Awards

        In November 2019, our Board approved the issuance of option grants under our 2019 Plan to certain directors that had been serving on our board prior to our initial public offering and the implementation of our non-employee director compensation policy. Our Board approved the one-time option grants to these directors in order to compensate such directors for their service to us in connection with our initial public offering completed in May 2019. The following table provides information regarding the number of common shares underlying the share options issued pursuant to this one-time grant. Each of the option grants vests in equal monthly installments beginning on the one month anniversary of the date of the grant, over a period of three years, subject to the recipient's continued service to us through each such vesting date.

NAME	OPTION AWARDS
Paul Truex	4,000
Debra K. Liebert	19,000

Other Transactions

        We have entered into various employment-related agreements with our executive officers that, among other things, provide for compensatory and certain change in control benefits. For a description of these agreements and arrangements, see the section titled "Executive Compensation."

        We have also granted options to purchase shares of our common shares to our executive officers and directors. For a description of these options, see the section titled "Executive Compensation."

Indemnity Agreements

        We have entered, and intend to continue to enter, into separate indemnity agreements with each of our directors and executive officers, in addition to the indemnification provided for in our Bylaws. These indemnity agreements provide our directors and executive officers with contractual rights to indemnification and, in some cases, expense advancement in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. For more information regarding these indemnity agreements, see "Management—Limitation on Liability and Indemnification Matters."

Related Party Transaction Policy

        In connection with the completion of our initial public offering in May 2019, our Board adopted a written related party transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related party transactions. For purposes of this policy only, a "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any related person are participants involving an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A "related person" is any executive officer, director, nominee to become a director or a holder of more than 5% of our share capital, or any affiliate or member of the immediate family of the foregoing.

        Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Audit Committee or, where review by our Audit Committee would be inappropriate due to a conflict of interest, to another independent body of our Board, for review. The presentation must include a description of, among other things, all of the parties, the direct and indirect interests of the related persons, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties and management's recommendation. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-person transactions, our Audit

Committee or another independent body of our Board takes into account the relevant available facts and circumstances including, but not limited to:

  •
  the risks, costs and benefits to us;

  •
  the impact on a director's independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

  •
  the terms of the transaction;

  •
  the availability of other sources for comparable services or products; and

  •
  the terms available to or from, as the case may be, unrelated third parties under the same or similar circumstances.

        All of the transactions described in this section that occurred prior to the completion of our initial public offering in May 2019 were entered into prior to the adoption of this policy. Although prior to May 2019 we did not have a written policy for the review and approval of transactions with related persons, our Board had historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described above. Prior to approving such a transaction, the material facts as to a director's or officer's relationship or interest in the agreement or transaction were disclosed to our Board. Our Board took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our shareholders. Since the completion of our initial public offering in May 2019 and the implementation of our related persons transactions policy, our Board has complied with the provisions of this policy in analyzing such transactions.

 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS

  Submitting Shareholder Proposals for the 2021 Annual Meeting of Shareholders

        A shareholder who is entitled to vote at the 2021 Annual Meeting of Shareholders may raise a shareholder proposal for consideration at such Annual Meeting of Shareholders. We will consider such shareholder proposal for inclusion in the proxy materials for the 2021 Annual Meeting only if, among other conditions and requirements, our Corporate Secretary receives such proposal (at 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec, H4M 2X6, Canada): (i) submitted pursuant to Rule 14a-8 ("Rule 14a-8") of the General Rules and Regulations promulgated under the Exchange Act, on or before January 4, 2021, or (ii) submitted pursuant to Chapter VII, Division 1 of the QBCA on or before February 4, 2021. The use of certified mail, return receipt, is advised. In the event the Company does not receive a valid shareholder proposal by February 4, 2021, (i) the Company will not be required to include such proposal in the proxy materials for the 2021 Annual Meeting and (ii) the proxy to be solicited by the Board for the 2021 Annual Meeting of Shareholders will confer discretionary authority on the holders of the proxy to vote the common shares if the proposal is presented at the 2021 Annual Meeting of Shareholders without any discussion of the proposal in the proxy materials for that meeting.

        If the date of the 2021 Annual Meeting of Shareholders is advanced or delayed more than 30 days from the date of the Annual Meeting, shareholder proposals intended to be included in the proxy statement for the 2021 Annual Meeting of Shareholders must be received by us within a reasonable time before we begin to print and mail the proxy statement, or provide a notice to you with respect to accessing such proxy statement on the Internet, for the 2021 Annual Meeting of Shareholders.

  Submitting Director Nominations for the 2021 Annual Meeting of Shareholders

        Our Bylaws provide that shareholders seeking to nominate candidates for election as Directors must provide timely notice in writing to the Company's secretary by personal delivery or facsimile transmission at the number shown on the Company's issuer profile on SEDAR at www.sedar.com. The purpose of this advance notice requirement is to: (i) inform the Company of nominees for election at a shareholder meeting proposed by a shareholder sufficiently in advance of such meeting; (ii) provide an opportunity to inform all shareholders of any potential proxy contest and proposed Director nominees sufficiently in advance of the meeting; and (iii) enable the Board to make informed recommendations or present alternatives to shareholders.

        To be timely, a shareholder's notice must be received by the Company:

  i.
  in the case of an annual meeting of shareholders (including an annual and special), not less than 30 nor more than 60 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting is made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

  ii.
  in the case of a special meeting (which is not an annual meeting) of shareholders called for the purpose of electing Directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which public announcement of the date of the special meeting was made.

        Our Bylaws also prescribe the proper written form for a shareholder's notice as well as additional requirements in connection with nominations. Subject to the Board's discretion as provided in our Bylaws, shareholders who fail to comply with the advance notice requirements and the other requirements set out in the Bylaws, would not be entitled to make nominations for Directors at an annual or special meeting of shareholders.

 COMMUNICATION WITH THE BOARD OF DIRECTORS

        Shareholders and other interested parties may contact the Company's Directors or independent Directors in writing, as a group or individually, by directing their correspondence to the attention of Milestone Investor Relations, Milestone Pharmaceuticals Inc., 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec, H4M 2X6, Canada. Shareholders and other interested parties may also contact the Company's Directors by calling the Company's helpline in the United States and Canada at 1-866-207-4739 or by sending an email to our Compliance Officer at compliance@milestonepharma.com. The Company's compliance officer will log incoming information and forward appropriate messages promptly to the Director(s). Communications are distributed to the Board or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication.

        Certain items that are unrelated to the duties and responsibilities of the Board will not be distributed to the Board, such as mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee Director upon request.

        Communications that include information better addressed by the Audit Committee will be addressed directly by that Committee.

ANNUAL REPORT AND ADDITIONAL INFORMATION

        Our financial information is contained in the Company's consolidated annual financial statements and related management discussion and analysis (the "MD&A") for the fiscal year ended December 31, 2019. Our Annual Report is available on the Internet at our website at www.milestonepharma.com (under the tab "Investors" and under the subtab "Annual Reports Archive") or on SEDAR at www.sedar.com or through the SEC's electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report or consolidated financial statements and related MD&A as of and for the year ended December 31, 2019, which we will provide to you without charge, either write to Milestone Investor Relations at Milestone Pharmaceuticals Inc., 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec H4M 2X6, Canada, or send an email to Milestone Investor Relations at ir@milestonepharma.com. Neither the Annual Report nor the consolidated financial statements and related MD&A as of and for the year ended December 31, 2019 form part of the material for the solicitation of proxies. Additional information relating to the Company may be found on SEDAR at www.sedar.com or on EDGAR at www.sec.gov.

PROXY SOLICITATION

        We will bear the entire cost of solicitation, including the preparation, assembly, Internet hosting, maintaining a dedicated call line and printing and mailing the Proxy Statement and accompanying Proxy Form. In addition to soliciting proxies by telephone, Internet and mail, Directors, officers or employees of the Company may, without special compensation, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. We will bear the entire cost of solicitation, including the preparation, assembly, Internet hosting, maintaining a dedicated call line, and printing and mailing the Proxy Statement and accompanying Proxy Form. We will pay those entities holding common shares in the names of their beneficial owners, such as brokers, nominees, fiduciaries and other custodians for their reasonable fees and expenses in forwarding solicitation material to their beneficial owners and for obtaining their instructions.

 HOUSEHOLDING OF PROXY MATERIALS

        Companies and intermediaries (e.g., brokers) are permitted under the SEC's rules to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more shareholders sharing the same address by delivering a single management proxy circular and proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

        A number of brokers with account holders who are our shareholders "household" our proxy materials. A single management proxy circular and proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Each shareholder will receive a separate proxy form, even if only one management proxy circular and proxy statement is delivered. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the separate management proxy circular and proxy statement at the same address for the Annual Meeting or for any future Annual Meetings of Shareholders, additional copies will be provided promptly upon written or oral request to your broker, or by contacting us at Milestone Pharmaceuticals Inc., Attn: Investor Relations, 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec H4M 2X6, Canada, telephone 514-336-0444. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request "householding" of their communications should contact their broker.

MISCELLANEOUS

        If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the designated proxyholders intend to vote the common shares represented by the Proxies appointing them on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.

        As of the date this Proxy Statement, the Board knows of no other matters which are likely to come before the Meeting.

By Order of the Board of Directors,
/s/ JOSEPH OLIVETO Joseph Oliveto President and Chief Executive Officer

Montréal, Québec
May 5, 2020

EXHIBIT A

MILESTONE PHARMACEUTICALS INC.

MANDATE OF THE
BOARD OF DIRECTORS

        The board of directors (the "Board") of Milestone Pharmaceuticals Inc. (the "Company") is elected by shareholders and is responsible for the stewardship of the activities and affairs of the Company. The Board seeks to discharge such responsibility by reviewing, discussing and approving the Company's strategic planning and organizational structure and supervising management to oversee that the strategic planning and organizational structure preserve and enhance the business of the Company and the Company's underlying value.

DUTIES OF DIRECTORS

        The Board discharges its responsibility for overseeing the management of the Company's business by delegating to the Company's senior officers the responsibility for day-to-day management of the Company. The Board discharges its responsibilities both directly and by delegation through its committees. In addition to these regular committees, the Board may appoint ad hoc committees periodically to address certain issues of a more short-term nature.

        The Board's primary roles are overseeing the Company's performance and the quality, depth and continuity of management needed to meet the Company's strategic objectives.

        Other principal duties, which may be carried out directly or via one or more committees, include, but are not limited to the following categories:

Appointment of Management

1.
The Board is responsible for approving the appointment of the chief executive officer (the "CEO") and all other senior management.

2.
In approving the appointment of the CEO and all other senior management, the Board will, to the extent feasible, satisfy itself as to the integrity of these individuals and that they create a culture of integrity throughout the Company.

3.
The Board from time to time delegates to senior management the authority to enter into certain types of transactions, including financial transactions, subject to specified limits. Investments and other expenditures above the specified limits, and material transactions outside the ordinary course of business are reviewed by and are subject to the prior approval of the Board.

4.
The Board oversees that succession planning programs are in place, including programs to train and develop management.

5.
The Board assesses and revises the Company's executive compensation policy to, among other things, better align management's interests with those of the shareholders. This includes establishing minimum shareholding requirements for senior management.

Board Organization

6.
The Board will receive recommendations from the Nominating and Corporate Governance Committee (the "NCG Committee"), but retains responsibility for managing its own affairs by giving its approval for its composition and size, the selection of the Chairperson of the Board, the selection of the Lead Independent Director of the Board, if applicable, candidates nominated for election to the Board, committee and committee chairperson appointments, committee charters and director compensation.

7.
The Board may establish committees of the Board, where required or prudent, and define their mandate. The Board may delegate to Board committees matters it is responsible for, including the approval of compensation of the Board and management, the conduct of performance evaluations and oversight of internal controls systems, but the Board retains its oversight function and ultimate responsibility for these matters and all other delegated responsibilities.

8.
The Board will oversee orientation and education program for new directors and ongoing educational opportunities for continuing directors.

Strategic Planning

9.
The Board has oversight responsibility to participate directly, and through its committees, in reviewing, questioning and approving the mission of the Company and its objectives and goals.

10.
The Board is responsible for participating in the development of, and reviewing and approving, the business, financial and strategic plans by which it is proposed that the Company may reach those goals.

Monitoring of Financial Performance and Other Financial Reporting Matters

11.
The Board is responsible for enhancing congruence between shareholder expectations, the Company's plans and management performance.

12.
The Board is responsible for adopting processes for monitoring the Company's progress toward its strategic and operational goals, and for revising and altering its directions to management in light of changing circumstances affecting the Company.

13.
The Board is responsible for approving the audited financial statements, management's discussion and analysis accompanying such financial statements and the annual earnings press release.

14.
The Board is responsible for reviewing and approving material transactions outside the ordinary course of business and those matters which the Board is required to approve under the Articles, including the payment of dividends, purchase and redemptions of securities, acquisitions and dispositions.

Risk Management

15.
The Board is responsible for overseeing the identification of the principal risks of the Company's business and the implementation of appropriate systems to effectively monitor and manage such risks with a view to the long-term viability of the Company and achieving a proper balance between the risks incurred and the potential return to the Company's shareholders.

Policies and Procedures

16.
The Board is responsible for:

(a)
approving and assessing compliance with all significant policies and procedures by which the Company is operated; and

(b)
approving policies and procedures designed to ensure that the Company operates at all times within applicable laws and regulations.

17.
The Board is responsible for supporting a corporate culture of integrity and responsible stewardship.

18.
The Board shall enforce its policy respecting confidential treatment of the Company's proprietary information and the confidentiality of Board deliberations.

Communications and Reporting

19.
The Board is responsible for:

(a)
overseeing the accurate reporting of the financial performance and condition of the Company to shareholders, other securityholders and regulators on a timely and regular basis;

(b)
encouraging effective and adequate communication with shareholders, other stakeholders and the public; and

(c)
ensuring the integrity and adequacy of internal controls and management information systems.

Certain Individual Responsibilities of the Members of the Board

20.
Each member of the Board is expected to attend all meetings of the Board, unless adequate notification of absence is provided.

21.
Each member of the Board is expected to have reviewed all materials provided in connection with a meeting in advance of such meeting and be prepared to discuss such materials at the meeting.

REVIEW AND DISCLOSURE

        The Board shall review and reassess the adequacy of this Mandate for the Board of Directors (the "Mandate") periodically and otherwise as it deems appropriate and amend it accordingly. The performance of the Board shall be evaluated with reference to this Mandate.

        The Board shall ensure that this Mandate is disclosed on the Company's website and that this Mandate or a summary of it which has been approved by the NCG Committee is disclosed in accordance with all applicable securities laws or regulatory requirements.

Dated this 8th day of May, 2019

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Security Class Holder Account Number Fold This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse and return your proxy by mail or vote by Internet at www.investorvote.com. In addition, YOU MUST go to http://www.computershare.com/UMPQ no later than 5:00 p.m. on the second business day preceding the day of the Meeting or any adjournment thereof, and provide Computershare with the required information for your chosen proxyholder so that Computershare may provide the proxyholder with a Control Number via email. This Control Number will allow your proxyholder to log in to and vote at the meeting. Without a Control Number your proxyholder will only be able to log in to the meeting as a guest and will not be able to vote. 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Fold Proxies submitted must be received by 5:00 pm, Eastern Daylight Time, on June 3, 2020. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Receive Documents Electronically To Virtually Attend the Meeting To Vote Using the Telephone To Vote Using the Internet • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page. • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com Smartphone? Scan the QR code to vote now. • You can attend the meeting virtually by visiting the URL provided on the back of this proxy. • If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER CPUQC01.E.INT/000001/i1234 01L72F Form of Proxy - Annual Meeting to be held on June 5, 2020

XXX 123 Appointment of Proxyholder I/We being holder(s) of MILESTONE PHARMACEUTICALS INC hereby appoint: Joseph Oliveto, or failing that person, Amit Hasija Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. OR Note: If completing the appointment box above YOU MUST go to https:// www.computershare.com/UMPQ and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Milestone Pharmaceuticals, Inc. to be held online at https://web.lumiagm.com/262770490 (Meeting Password: milestone2020), on June 5, 2020 at 11:00 a.m. Eastern Daylight Time and at any adjournment thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors Fold Withhold Withhold Withhold 01. Joseph Oliveto 02. Paul Edick 03. Richard Pasternak 04. Debra K. Liebert 05. Michael Tomsicek 06. Paul Truex 2. Appointment of Auditors - Appointment of PricewaterhouseCoopers LLP as auditors for the Company to hold office until the close of the 2021 Annual Meeting of Shareholders and the Board of Directors of the Company is hereby authorized to fix the auditors’ remuneration. Fold Signature(s) Date Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. MM / DD / YY Interim Financial Statements – Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail. Annual Report – Mark this box if you DO NOT want to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. A R 2 U M P Q 01L73D 295235 X X X X 999999999999 For Withhold For For For